                                                                   EXHIBIT 10.63



            _______________________________________________________

                            ASSET PURCHASE AGREEMENT

                                 by and between

                              E-STAMP CORPORATION

                                      and

                                STAMPS.COM INC.

                                     as of

                                 April 27, 2001

            _______________________________________________________

                               TABLE OF CONTENTS

                                                                        Page

SECTION 1.   DEFINITIONS...............................................   1
             (a)  "Affiliate"..........................................   1
             (b)  "Associate"..........................................   1
             (c)  "Confidential Information"...........................   1
             (d)  "Closing"............................................   2
             (e)  "Closing Date".......................................   2
             (f)  "Domain Names".......................................   2
             (g)  "E-Stamp Internet Postage Technology"................   2
             (h)  "IBIP"...............................................   2
             (i)  "IBIP Open Metering System"..........................   2
             (j)  "IBIP Vendors".......................................   2
             (k)  "IP Assets"..........................................   2
             (l)  "Knowledge," "known to"..............................   3
             (m)  "Lahoti Litigation"..................................   3
             (n)  "Loss" or "Losses"...................................   3
             (o)  "Material Adverse Change" and "Material Adverse
                    Effect"............................................   3
             (p)  "Party" or "Parties".................................   3
             (q)  "Patent Portfolio"...................................   3
             (r)  "Seller's Shipping and Logistics Business"...........   3
             (s)  "Solvent"............................................   4
             (t)  "Trademarks".........................................   4
SECTION 2.   SALE OF ASSETS............................................   4
SECTION 3.   CONSIDERATION FOR TRANSFER AND ASSIGNMENT OF
             THE IP ASSETS.............................................   4
     3.1     Purchase Price............................................   4
SECTION 4.   TRANSITION PERIODS; LICENSES BACK TO SELLER...............   5
     4.1     Domain Names IP Addresses.................................   5
     4.2     IP License Back...........................................   5
     4.3     Patent Portfolio License Back.............................   5
SECTION 5.   MUTUAL RELEASES; COVENANTS NOT TO SUE.....................   6
     5.1     Mutual Releases...........................................   6

                               TABLE OF CONTENTS
                                  (continued)

                                                                        Page

     5.2     Seller's Covenant Not to Sue Buyer........................   7
     5.3     Buyer's Covenants Not to Sue Seller.......................   7
     5.4     Covenants Not Assignable; Termination of Covenants........   7
SECTION 6.   REPRESENTATIONS AND WARRANTIES OF SELLER..................   8
     6.1     Organization and Qualification............................   8
     6.2     Authority Relative to this Agreement......................   8
     6.3     No Conflicts..............................................   9
     6.4     IP Assets.................................................   9
     6.5     No Consent Required.......................................  10
     6.6     Solvency..................................................  10
     6.7     Release of Lien...........................................  11
     6.8     No Losses.................................................  11
     6.9     Neopost Agreement.........................................  11
     6.10    Disclaimer of Warranties..................................  11
SECTION 7.   REPRESENTATIONS AND WARRANTIES OF BUYER...................  11
     7.1     Organization and Qualification............................  11
     7.2     Authority Relative to this Agreement......................  12
     7.3     No Conflict...............................................  12
     7.4     No Consent Required.......................................  12
SECTION 8.   COVENANTS OF THE PARTIES..................................  13
     8.1     Aid to Buyer by Seller....................................  13
     8.2     Aid to Buyer by Inventors.................................  13
     8.3     Buyer's Representation by Seller's Intellectual Property
             Counsel...................................................  13
     8.4     No Interference with Domain Names.........................  13
SECTION 9.   CONDITIONS TO CLOSING.....................................  14
     9.1     Conditions to Obligations of Buyer........................  14
             (a) Representations and Warranties........................  14
             (b) Performance...........................................  14
             (c) No Injunctions or Regulatory Restraints; Illegality...  14
             (d) Third Party Consents..................................  14
             (e) No Material Adverse Change............................  14

                               TABLE OF CONTENTS
                                  (continued)

                                                                        Page

             (f) Seller IP Assets......................................  14
             (g) Assignment of Intellectual Property...................  14
     9.2     Conditions to Obligations of Seller.......................  15
             (a) Representations and Warranties........................  15
             (b) Performance...........................................  15
             (c) No Injunctions or Regulatory Restraints; Illegality...  15
SECTION 10   THE CLOSING...............................................  15
     10.1    The Closing...............................................  15
     10.2    Seller Deliveries.........................................  15
             (a) Assignments...........................................  15
             (b) Domain Name Transfers.................................  15
             (c) Consents..............................................  15
             (d) Limitation on Documentation...........................  15
     10.3    Buyer Delivery............................................  16
             (a) Consideration.........................................  16
SECTION 11   SURVIVAL OF REPRESENTATIONS, WARRANTIES,
             COVENANTS AND AGREEMENTS..................................  16
SECTION 12   INDEMNIFICATION...........................................  16
     12.1    Agreements to Indemnify...................................  16
             (a) Seller Indemnity......................................  16
             (b) Buyer Indemnity.......................................  17
             (c) Indemnification Threshold.............................  17
             (d) Subrogation...........................................  17
     12.2    Conditions of Indemnification.............................  17
             (a) Notice................................................  17
             (b) Failure to Assume Defense.............................  18
             (c) Claim Adverse to Indemnifying Party...................  18
             (d) Cooperation...........................................  18
             (e) Nonassignability......................................  18
     12.3    Remedies..................................................  18
SECTION 13   ADDITIONAL AGREEMENTS.....................................  18

                               TABLE OF CONTENTS
                                  (continued)

                                                                        Page

     13.1    Confidentiality...........................................  18
     13.2    Press Release.............................................  19
     13.3    Lahoti Litigation.........................................  20
     13.4    Payment of Expenses.......................................  20
     13.5    Sales, Transfer and Use Taxes.............................  20
     13.6    Information Relating to Taxes.............................  20
     13.7    Further Assurances........................................  20
     13.8    No Default................................................  21
SECTION 14   TERM AND TERMINATION......................................  21
     14.1    Termination of the Agreement..............................  21
     14.2    Insolvency................................................  21
     14.3    Effect of Termination of the Agreement....................  22
SECTION 15   GENERAL PROVISIONS........................................  22
     15.1    Amendment and Waiver......................................  22
     15.2    Delays or Omissions.......................................  22
     15.3    Assignment: Binding Upon Successors and Assigns...........  22
     15.4    Limitation of Liabilities.................................  23
     15.5    Notices...................................................  23
     15.6    Incorporation of Schedules and Exhibits...................  24
     15.7    Affiliates................................................  24
     15.8    Independent Contractors...................................  24
     15.9    Captions..................................................  24
     15.10   Severability..............................................  24
     15.11   Governing Law; Exclusive Jurisdiction and Venue...........  24
     15.12   Counterparts..............................................  25
     15.13   Attorneys' Fees...........................................  25
     15.14   Joint Work Product........................................  25
     15.15   No Third Party Beneficiaries..............................  25
     15.16   Further Assurances........................................  25
     15.17   Entire Agreement..........................................  25
     15.18   Delivery by Facsimile.....................................  25

                               TABLE OF CONTENTS
                                  (continued)

                                                                        Page

SCHEDULE A   Domain Names..............................................  28
SCHEDULE B   IBIP Venders..............................................  30
SCHEDULE C   Patent Portfolio..........................................  31
SCHEDULE D   Trademarks................................................  36
Exhibit A-1  TRADEMARK ASSIGNMENT......................................   1
Exhibit A-2  PATENT ASSIGNMENT.........................................   3
Exhibit A-3  DOMAIN NAME ASSIGNMENT....................................   7
Exhibit A-4  DEED OF ASSIGNMENT........................................  10
Exhibit A-5  CANADIAN DESIGN REGISTRATION ASSIGNMENT...................  12
Exhibit A-6  UBERTRAGUNGSERKLARUNG - DECLARATION OF ASSIGNMENT.........  13
Exhibit A-7  ASSIGNMENT................................................  15
Exhibit A-8  JAPANESE PATENT ASSIGNMENT................................  16
Exhibit A-9  MEXICAN PATENT ASSIGNMENT.................................  17
Exhibit A-10 [***]*....................................................  19







-------------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                            ASSET PURCHASE AGREEMENT
                            ------------------------

     THIS ASSET PURCHASE AGREEMENT (the "Agreement") is entered into as of April 27, 2001, by and among E-Stamp Corporation, a Delaware corporation with its principal place of business at 2051 Stierlin Court, Mountain View, California 94043 as seller and assignor ("Seller"), in favor of Stamps.com Inc., a Delaware corporation with its principal place of business at 3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California 90405, as buyer and assignee ("Buyer").

                                R E C I T A L S
                                ---------------

     1. Seller has been engaged in, among other things, the business of developing and marketing Internet postage products and services and has announced its intention to withdraw from such business (the "Internet Postage Business") in order to concentrate on Seller's Shipping and Logistics Business (defined below), among other things;

     2. Buyer is engaged in, among other things, the Internet Postage Business and desires to acquire Seller's IP Assets (as defined below) related to the Internet Postage Business on the terms and conditions provided herein and Seller desires to sell and wholly assign the IP Assets to Buyer on the terms and conditions provided herein.

     Accordingly, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

                               A G R E E M E N T
                               -----------------

SECTION 1.  DEFINITIONS.
            -----------

            (a) "Affiliate" means any person, partnership, joint venture, corporation or other form of enterprise, domestic or foreign, including but not limited to parents and subsidiaries, which now or in the future directly or indirectly controls, is controlled by, or is under common control with, the subject Party.

            (b) "Associate" means, with regard to a particular Party, each of such Party's present and former directors, officers, employees, agents and representatives.

            (c) "Confidential Information" means any information disclosed by a Party hereto (the "Disclosing Party") to the other Party (the "Receiving Party"), either directly or indirectly, in writing, orally or by inspection of tangible objects (including without limitation documents, prototypes, samples and equipment), which is designated as "Confidential," "Proprietary" or some similar designation within five (5) days of its disclosure to the Recipient; provided, however, that any information that constitutes or relates to the IP Assets, or that relates to either Party's product and business plans and strategies, including, without limitation, proposed orders and pricing, shall be deemed to be Confidential Information, whether or not so designated. Information communicated orally shall be considered Confidential Information if such information is designated, in writing, as being confidential or proprietary within five (5) days after the initial disclosure and, in any event, is reduced to or summarized in writing and confirmed to Receiving Party as being

Confidential Information within five (5) days of the initial disclosure (except that any information relating to the IP Assets, or either Party's product and business plans and strategies, shall be deemed to be Confidential Information whether or not so reduced to or summarized in writing); provided however that Confidential Information shall be limited by the provisions of Section 13.1 herein.

            (d)  "Closing" has the meaning set forth in Section 10.1 hereof.

            (e) "Closing Date" has the meaning set forth in Section 10.1 hereof.

            (f) "Domain Names" means all Internet domain names registered to Seller that include the sequential letters "stamp," "post" and/or "mail," including, without limitation, those domain names listed on Schedule A attached
                                                            ----------
hereto and also including any and all domain names at issue in the Lahoti Litigation. "Domain Names" shall also be deemed to include (i) all goodwill associated therewith and inhering therein, (ii) originals of all files, correspondence and other records relating to or reflecting Seller's registration of the Domain Names or any and all right and interest therein, (iii) all claims of Seller against any third parties relating to the Domain Names and all documentation and records relating to such claims, (iv) any and all intellectual property and any other proprietary rights associated therewith existing at any time under the laws of any jurisdiction anywhere in the world, including, without limitation, any trademark, service mark, trade name, brand name and/or copyright rights relating thereto, all registration and pending applications to register such rights, together with all such rights inhering in or protecting names and marks derivative of or similar to the Domain Names and the right to register any of the foregoing anywhere in the world, and (v) any and all rights of Seller pertaining to the Domain Names arising under its agreements with any and all domain name registrars, including without limitation Network Solutions, Inc.

            (g) "E-Stamp Internet Postage Technology" means Seller's Internet-based IBIP Open Metering System known as "PC Postage(TM)" as it existed on December 31, 2000 (the "Current E-Stamp System") and each derivative work of the Current E-Stamp system, created after the Closing Date, that (i) constitute IBIP Open Metering Systems; and (ii) have substantially similar functionality to the Current E-Stamp System, including, without limitation, the use of a secure hardware device, external to a PC, for the storage of postage value.

            (h) "IBIP" means the United States Postal Service ("USPS") Information-Based Indicia Program.

            (i) "IBIP Open Metering System" means any metering system approved by the USPS that utilizes a general-purpose computer and a general-purpose printer which are not dedicated solely to the printing of indicia indicating postage value.

            (j)  "IBIP Vendors" means those entities listed on Schedule B,
                                                               ----------
hereto and any other entities that as of the Closing Date of this Agreement have sought or received USPS regulatory approval to offer products or services under IBIP.

            (k)  "IP Assets" has the meaning set forth in Section 2 hereof.

            (l) "Knowledge," "known to" and similar phrases mean with regard to a Party the actual knowledge of the current directors and executive officers of the Party with regard to the referenced subject matter.

            (m)  "Lahoti Litigation" means the action styled E-Stamp
                                                             -------
Corporation vs. Dave Lahoti, Case No. CV-99-9287 (GAF)(MANx) pending in the
---------------------------
United States District Court for the Central District of California, including any and all appeals thereof.

            (n) "Loss" or "Losses" means with regard to a particular subject matter any and all claims, liens, demands, causes of action, obligations, damages, liabilities, attorneys' fees, costs and expenses, known or unknown or of any claim, default or assessment.

            (o) "Material Adverse Change" and "Material Adverse Effect" mean with regard to the IP Assets any changes that create a material adverse change in the right, title, value or enforceability of the IP Assets, taken as a whole, provided, however, that none of the following shall, alone or together, constitute Material Adverse Changes to or have a Material Adverse Effect on the IP Assets: (i) non-final office actions by relevant governmental authorities in applications for US or foreign patents rejecting or objecting to the substance or form of the application for such patent; and (ii) non-final office actions by relevant governmental authorities in registration for trademarks rejecting or objecting to the registration of the marks covered by such applications or registrations based upon form or substance.

            (p) "Party" or "Parties" means Seller or Buyer, or both, as the case may be.

            (q) "Patent Portfolio" means all pending or issued patents or patent applications of Seller pertaining to the Internet Postage Business, including without limitation all patents and patent applications listed on Schedule C hereto, all patents issuing thereon and all continuations,
----------
continuations-in-part, divisionals, continuing prosecution applications, reexaminations, reissues, extensions or foreign counterparts of any of the foregoing. The "Patent Portfolio" shall further include, without limitation (i) the right to all causes of action (either in law or in equity) and the right to sue, counterclaim, and recover for past, present and future infringement of, the entire Patent Portfolio and any portion thereof, in the United States and throughout the world, subject to Section 5 below; and (ii) the right to claim priority to any patent or application in the Patent Portfolio to the maximum extent permitted by law; (iii) those inventions of Seller pertaining to the Internet Postage Business which were disclosed to Fulbright & Jaworski L.L.P. or any other patent counsel to Seller on or before the Closing Date; and (iv) any file histories, research documentation, inventors' notebooks, and invention disclosure statements related to the patents, patent applications and inventions set forth in this Section 1(q).

            (r) "Seller's Shipping and Logistics Business" means Seller's past, current and future activities in the areas of supply chain management, multi-carrier shipping and internal receiving and distribution, including, without limitation, the following products of Seller: e-Warehouse(TM), DigitalShipper(TM) Enterprise and e-Receive(TM) Internal Delivery System; provided, however that Seller's Shipping and Logistics Business expressly excludes any products, services, and/or technology contained within the Current E-Stamp System.

            (s) "Solvent" means with regard to a Party and on a particular date that, at fair valuation, the Party's assets are equal to or greater than the sum of all of the Party's debts on such date, and that the Party is generally paying such Party's debts as such debts become due unless such debts are the subject of a bona fide dispute, and "Insolvent" shall mean that the foregoing is not true with regard to a Party on the particular date.

            (t) "Trademarks" means the trademarks, service marks, trade names, brand names, logos, slogans and trade references, in each case whether registered, under application or otherwise, owned by Seller that include the sequential letters "stamp," "post" and/or "mail," including without limitation those described on Schedule D attached hereto, together with (i) any licenses
                   ----------
with respect thereto; (ii) the goodwill and the business appurtenant thereto;
(iii) any rights, claims or chose in action, related to or deriving from any of the foregoing; and (iv) any file histories, correspondence, application documents, search reports, documents concerning the prosecution history, enforcement or maintenance of rights, or restrictions on use, with respect to the trademarks, service marks, trade names, brand names, logos, slogans and trade references set forth in this Section 1(t), including without limitation any such documents with respect to applications or registrations abandoned on or before the Closing Date.

SECTION 2.  SALE OF ASSETS.
            --------------

     Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined below), Seller shall sell, convey, assign, grant, transfer, set over and deliver to Buyer, free and clear of all liens, mortgages, pledges, security interests, restrictions on title, prior assignments and claims of ownership or property interest of every kind, nature or character ("Liens"), and Buyer shall purchase, acquire and receive from Seller, Seller's entire right, title and interest, in and to the Patent Portfolio, Trademarks and Domain Names (collectively, the "IP Assets").

SECTION 3.  CONSIDERATION FOR TRANSFER AND ASSIGNMENT OF THE IP ASSETS.
            ----------------------------------------------------------

     3.1    Purchase Price.  Upon the Closing, in full consideration of the
            --------------
transfer and assignment of the IP Assets, Buyer shall pay to Seller a one-time amount of seven million five hundred thousand U.S. dollars ($7,500,000) at Closing (defined below). Upon such payment to Buyer, Seller shall be deemed to have irrevocably assigned all IP Assets to Buyer. Except as expressly provided in this Agreement, Buyer shall have no obligation to pay Seller any further amounts, royalties or other proceeds or payments in connection with the ownership, use and exploitation of the IP Assets by Buyer, its Affiliates, assigns, licensees, customers or any other parties.

            (a) Notwithstanding anything else in this Agreement to the contrary, Buyer shall not assume, pay, perform, or discharge, and Seller shall solely retain, pay, perform and discharge, all obligations and liabilities of Seller relating to all Seller's businesses, including but not limited to Seller's Internet Postage Business, whether disclosed, undisclosed, direct, indirect, fixed or contingent, known or unknown, incurred in the ordinary course of business or otherwise. The foregoing shall not affect the obligations of Buyer pursuant to this Agreement, including but not limited to Buyer's obligations under Section 13.3.

SECTION 4.  TRANSITION PERIODS; LICENSES BACK TO SELLER.
            --------------------------------------------

     4.1    Domain Names IP Addresses. The Parties acknowledge that Seller may
            --------------------------
require a certain transition period after the Closing Date during which the Seller will require the continued use of the Domain Names "e-stamp.com" and "estamp.com" currently used by Seller at the time of the Closing and transferred and assigned to Buyer pursuant to this Agreement. Accordingly, Buyer will retain for Seller the existing server IP-addresses (or such other server IP-addresses as Seller shall specify) for the Domain Names "e-stamp.com" and "estamp.com" and administrative control thereof, solely for the purposes of allowing Seller to withdraw from the Internet Postage Business, through [***]*. The IP-address
                                                      ---
retention granted to Seller in this Section 4.1 shall expire automatically, without need for action by either Party, on [***]*. The IP-address retention
                                             ---
granted herein shall not be assignable or transferable in any manner, including by operation of law.

     4.2    IP License Back.  Further, the Parties also acknowledge that Seller
            ---------------
may require a certain, longer transition period after the Closing Date during which Seller may desire the continued use of the IP Assets, excluding the Domain Names, currently used by Seller at the time of the Closing and sold and assigned to Buyer pursuant to this Agreement. Accordingly, effective upon the Closing Buyer grants to Seller a worldwide, non-exclusive, royalty-free, fully-paid and limited right and license, with no right of sublicense, in and to the IP Assets, but excluding the Domain Names, solely for the purposes of allowing Seller to withdraw from the Internet Postage Business. The license granted in this Section
4.2 shall expire automatically, without need for action by either Party, on [***]*. For the avoidance of doubt, the Parties acknowledge that the license
 ---
granted herein shall not apply to any products developed by Seller after the Closing Date. The license granted herein shall not be assignable or transferable in any manner, including by operation of law. Notwithstanding the preceding to the contrary, (i) Seller shall have the right to use solely for legal and financial reporting purposes the name E-Stamp Corporation until such time as Seller obtains the consent of its stockholders to amend Seller's certificate of incorporation to change its corporate name, provided that Seller shall seek such stockholder approval when Seller next requests stockholder consideration of any other proposal, but in no event later than ninety (90) days after the Closing, and provided, further, that Seller discontinues all use of the Trademark "E-Stamp" for purposes of marketing and selling Seller's products and services (other than in connection with the Internet Postage Business as permitted under this Section 4.2).

     4.3    Patent Portfolio License Back.  Further, for the sole benefit of a
            -----------------------------
purchaser of substantially all of the E-Stamp Internet Postage Technology, upon the express condition that such purchaser is not an IBIP Vendor, effective upon the Closing Date, Buyer grants to Seller a worldwide, non-exclusive, royalty-free, fully-paid and limited right and license, with the right of sublicense but only to end-user purchasers of postage or other services from such purchaser of substantially all of the E-Stamp Internet Postage Technology and only to the extent necessary to enable such end-users to utilize the portions of the E-Stamp Internet Postage Technology required to obtain postage and utilize such services provided by such purchaser of substantially all of the E-Stamp Internet Postage Technology, under the patents


-------------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

and patent applications included within the Patent Portfolio to make, have made, use, sell, offer to sell and import E-Stamp Internet Postage Technology solely for the benefit of such purchaser. The license granted in this Section 4.3 shall expire automatically, without need for action by any party, on [***]*. The
                                                                ---
license granted herein shall not be assignable or transferable in any manner, including by operation of law, except, as provided above, to a purchaser of substantially all of the E-Stamp Internet Postage Technology that is not an IBIP Vendor.

SECTION 5.  MUTUAL RELEASES; COVENANTS NOT TO SUE.
            -------------------------------------

     5.1    Mutual Releases.  Upon the Closing and subject to the limitations
            ---------------
set forth in this Section 5.1:

            (a) Buyer hereby waives, releases and forever discharges Seller and each of Seller's Affiliates and Associates from any Losses that Buyer had, has or may hereafter have related to any act or omission occurring on or before the Closing Date which relate to any of the IP Assets or any action of Seller, Seller's Affiliates or Seller's Associates, or any of them, concerning the operation of the Internet Postage Business, including without limitation any claim of infringement of any intellectual property right of Buyer.

            (b) Seller hereby waives, releases and forever discharges Buyer and each of Buyer's Affiliates and Associates from any Losses that Seller had, has or may hereafter have related to any act or omission occurring on or before the Closing Date which relate to any of the IP Assets or any action of Buyer, Buyer's Affiliates or Buyer's Associates, or any of them, concerning Buyer's business operations similar to the Internet Postage Business, including without limitation any claim of infringement of any intellectual property right of Seller.

            (c) Buyer and Seller each waive the provisions of California Civil Code Section 1542, set forth below, in connection with this Agreement and acknowledge that the provisions of Section 1542 do not apply to the releases in this Section 5.1:

            A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

            (d) The releases contained in this Section 5.1 shall not apply to any Losses that Buyer or Seller had, have or hereafter may have which arise from any other activities except those expressly released in Sections 5.1(a), 5.1(b) or 5.1(c) and shall not affect the rights and obligations of the Parties under this Agreement or under any Ancillary Agreement.

-------------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

     5.2  Seller's Covenant Not to Sue Buyer.
          ----------------------------------

         (a) Seller hereby covenants and agrees that, effective upon the Closing until the fourth (4th) anniversary of the Closing Date of this Agreement, it will not sue Buyer for infringement of any patent now or hereafter owned or controlled by Seller.

         (b) The covenant not to sue under Section 5.2(a) shall terminate immediately, without further action by any Party, if: prior to the expiration of the covenant made in Section 5.2(a) Buyer initiates, voluntarily joins or supports any claim raised in any suit, action or proceeding against Seller, in any forum, that asserts infringement by Seller (or by any other party based on that party's making, sale, offer for sale, use or importation of Seller's then products or services) of any patents then owned or controlled by Buyer, provided, however, (i) that if Buyer is joined involuntarily to such suit, action or proceeding and defends itself in connection with such joinder, or (ii) to the extent that Buyer responds to third-party discovery requests promulgated in such suit, action or proceeding between other litigants, then Buyer shall not thereby be deemed to have taken action which terminates Seller's covenant not to sue under Section 5.2(a).

     5.3  Buyer's Covenants Not to Sue Seller.
          -----------------------------------

          (a) Buyer hereby covenants and agrees that, effective upon the Closing until the fourth (4th) anniversary of the Closing Date of this Agreement, it will not sue Seller for infringement of any patent now or hereafter owned or controlled by Buyer.

          (b) Buyer further covenants and agrees that effective upon the Closing until the last expiration date of any patent or patent application contained within the Patent Portfolio, that it will not sue Seller for infringement of any of such patents or patent applications in connection with
(i) Seller's Shipping and Logistics Business, or (ii) acts of Seller in connection with the Internet Postage Business through the Closing Date, or (iii) acts of Seller authorized by Sections 4.1, 4.2 or 4.3 of this Agreement.

          (c) The covenants not to sue under Sections 5.3(a) and (b) shall terminate immediately, without further action by any Party, if: within the effective time period of the relevant covenant made in Section 5.3(a) or (b) Seller initiates, voluntarily joins or supports any claim raised in any suit, action or proceeding against Buyer, in any forum (including opposition, reexamination, protest or similar proceedings in any patent office), that asserts infringement by Buyer (or by any other party based on that party's making, sale, offer for sale, use or importation of Buyer's then products or services) of any patents owned or controlled by Seller, or contests the validity, enforceability or infringement of any patent or patent application contained within the Patent Portfolio, provided, however, (i) that if Seller is joined involuntarily to a suit, action or proceeding and defends itself in connection with such joinder or (ii) to the extent that Seller responds to third-party discovery requests promulgated in a suit, action or proceeding between other litigants, then Seller shall not thereby be deemed to have taken action which terminates Buyer's covenant not to sue under Section 5.3(a) or (b).

     5.4  Covenants Not Assignable; Termination of Covenants.
          --------------------------------------------------

          (a) The covenants contained in Section 5 are personal and shall not be assignable or transferable in any manner, including by operation of law; provided, however, that the covenant granted to Seller in Section 5.3(b) shall be assignable in the event of an acquisition, merger reorganization, or sale of all or substantially all assets (each a "Change of Control") of Seller to any successor in interest of Seller that is not an IBIP Vendor at any time prior to or contemporaneous with such Change of Control.

            (b) Except for the agreements in Section 5.1, no covenant contained in Section 5 shall survive a dissolution, winding up, liquidation, assignment for the benefit of creditors, a filing seeking reorganization, the appointment of a receiver or bankruptcy of the recipient of the covenant.

SECTION 6.  REPRESENTATIONS AND WARRANTIES OF SELLER.
            -----------------------------------------

     Seller hereby represents and warrants to Buyer, subject to such exceptions as are specifically disclosed with respect to specific numbered and lettered sections and subsections of this Section 6 in the disclosure schedule and schedule of exceptions (the "Seller Disclosure Schedule") delivered herewith and dated as of the date hereof, and numbered with corresponding numbered and lettered sections and subsections, as follows:

     6.1  Organization and Qualification.  Seller is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of the state of its incorporation, and has full corporate power and authority to conduct its business as now conducted and to own, use, license and lease its assets and properties including the IP Assets. Seller is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation in each jurisdiction in which the ownership, use, licensing or leasing of its assets and properties including the IP Assets, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for such failures to be so duly qualified, licensed or admitted and in good standing that could not reasonably be expected to have a material adverse effect on Seller, taken as a whole, or the IP Assets.

     6.2  Authority Relative to this Agreement.  Seller has full corporate power
          ------------------------------------
and authority to execute and deliver this Agreement and the other agreements which are attached (or forms of which are attached) as exhibits hereto (the "Ancillary Agreements") to which Seller is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and the Ancillary Agreements to which Seller is a party and the consummation by Seller of the transactions contemplated hereby and thereby, and the performance by Seller of its obligations hereunder and thereunder, have been duly and validly authorized by all necessary action by the board of directors of Seller, and no other action on the part of the board of directors of Seller is required to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements to which Seller is a party and the consummation by Seller of the transactions contemplated hereby and thereby. This Agreement and the Ancillary Agreements to which Seller is a party have been or will be, as applicable, duly and validly executed and delivered by Seller and, assuming the due authorization, execution and delivery hereof (and, in the case of the Ancillary Agreements to which Buyer is a party, thereof) by Buyer, each constitutes or will constitute, as applicable, a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity.

     6.3  No Conflicts.  The execution and delivery by Seller of this Agreement
          ------------
and any other agreements, instruments and documents to be executed and delivered by Seller pursuant hereto do not, and the performance and consummation by Seller of the transactions contemplated hereby and thereby will not, conflict with or result in any breach or violation of or default, termination, forfeiture or Lien under (or upon the failure to give notice or the lapse of time, or both, result in any conflict with, breach or violation of or default, termination, forfeiture or Lien under) any terms or provisions of Seller' charter documents, each as amended, or any statute, rule, regulation, judicial or governmental decree, order or judgment, to which Seller is a party or to which Seller or the IP Assets are subject.

     6.4  IP Assets.
          ---------

          (a) Section 6.4(a)of the Seller Disclosure Schedule lists any proceedings or actions pending as of the date hereof before any court or tribunal (including the United States Patent and Trademark Office (the "PTO") or equivalent authority anywhere in the world) related to any of the IP Assets.

          (b) Except as set forth in Section 6.4(b)(i) of the Seller Disclosure Schedule, each patent and patent application included in the IP Assets is owned exclusively by the Seller. Except as set forth in Section 6.4(b)(ii) of the Seller Disclosure Schedule, each trademark application and registration included in the IP Assets is owned by Seller, although Seller does not warrant that it has the exclusive right as against any other users of the same or similar terms comprising each mark either individually or in their entirety for any or all purposes. Except as set forth in Section 6.4(b)(iii) of the Seller Disclosure Schedule, all Domain Names are registered to Seller. In each case, except as set forth in Section 6.4(b)(iv) of the Seller Disclosure Schedule, such IP Assets are free and clear of all Liens. Seller has no knowledge of any third-party asserting common law rights or any other rights to use in any of the Trademarks.

          (c) With respect to inventions within the Patent Portfolio that are not, as of the Closing Date, the subject of pending patent applications or issued patents, Seller has not sold, offered for sale or publicly disclosed such inventions. Except as set forth in Section 6.4(c) of the Seller Disclosure Schedule, with regard to any IP Assets that are registered with or for which an application for registration has been filed with any governmental entity or domain name registrar as of the Closing Date, all necessary registration fees, maintenance fees, renewal fees, annuity fees and taxes due as of the Closing Date in connection with such IP Assets have been paid and all necessary documents and certificates in connection with such IP Assets have been filed with the relevant patent, copyright, trademark, domain name registrars or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of prosecuting and/or maintaining the registration or application for registration of such IP Assets.

          (d) Section 6.4(d) of the Seller Disclosure Schedule contains a true and complete list of all contracts and licenses (including all inbound licenses) in effect as of the Closing Date to which the Seller is a party with respect to any of the IP Assets ("the Contracts") (true and complete copies of which, or, if none exist, reasonably complete and accurate written descriptions of which, together with all amendments and supplements thereto and all waivers of any terms thereof, have been provided to Buyer prior to the execution of this Agreement). Except as set forth in Section 6.4(d) of the Seller Disclosure Schedule, there are no Contracts granting any rights to any third party with respect to any of the IP Assets. To Seller's knowledge, there are no Contracts under which there is any dispute, or facts that may reasonably lead to a dispute, regarding the scope of such Contract or performance thereunder, including with respect to any payments to be made or received by the Seller thereunder.

          (e) Except pursuant to the claims described in Section 6.4(e) of the Seller Disclosure Schedule, Seller has not received notice from any person claiming that any of the IP Assets infringe or misappropriate the intellectual property of any person or constitutes unfair competition or trade practices under any law, including notice of third party patent or other intellectual property rights from a potential licensor of such rights.

          (f) To Seller's knowledge, each patent disclosed in the Patent Portfolio is valid and enforceable, and, to Seller's knowledge, Seller and Seller's attorneys have not committed inequitable conduct or otherwise violated the rule of any patent office during the prosecution of any of the patents or patent applications contained within the Patent Portfolio.

          (g) Neither this Agreement nor any transactions contemplated by this Agreement will result in Buyer's granting any rights or licenses with respect to the intellectual property of Buyer to any person pursuant to any contract to which the Seller is a party or by which any of its IP Assets are bound.

          (h)  Except for [***]*, the Seller has secured written assignments
                           ---
from all founders, consultants and employees who are named as inventors on patents and patent applications in the Patent Portfolio. Except for [***]*, the
                                                                     ---
Seller has secured written agreements (true and complete copies of which have been provided to Buyer prior to the execution of this Agreement) from each founder, consultant and employee who is named as an inventor on the patents in the Patent Portfolio obligating such person to assist in the prosecution of such Patents.

     6.5  No Consent Required.  Except as set forth on Section 6.5 of the Seller
          -------------------
Disclosure Schedule, no consent, authorization, approval, order, license, certificate or permit or act of or from, or declaration or filing with, any foreign, federal, state, local or other governmental authority or regulatory body or any court or other tribunal to which Seller or the IP Assets are subject is required for the execution, delivery or performance by Seller of this Agreement or any of the other agreements, instruments and documents being or to be executed and delivered hereunder or in connection herewith or for the consummation of the transactions contemplated hereby or thereby, other than governmental filings with US and foreign authorities which are necessary to effect the recordation of transfer as provided for herein of the IP Assets.

     6.6  Solvency.
          --------

          (a) Seller is and will be Solvent as of the Closing Date and the transactions contemplated by this Agreement will not render Seller Insolvent;

-----------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

          (b) As of the Closing Date, Seller is not engaged in business or transactions, and is not about to engage in business or transactions, for which any property remaining with Seller immediately after the Closing is an unreasonably small capital to engage in such business or transactions;

          (c) By entering into the transactions contemplated by this Agreement Seller does not intend to incur, and does not believe that it will incur, debts that will be beyond Seller's ability to pay as such debts mature; and

          (d) Seller is not entering into the transactions contemplated by this Agreement or incurring any obligation pursuant to this Agreement with the intent to hinder, delay, or defraud any creditor to which Seller is indebted on the Closing Date or any creditor to which Seller may become indebted after the Closing Date.

     6.7  Release of Lien.  As of the Closing, Seller shall have taken all
          ---------------
actions necessary to secure the release of any and all IP Assets from the TransAmerica Lien (as described in Section 6.4(b)(iv) of the Seller Disclosure Schedule), including without limitation the filing of all necessary forms and documents with the California Secretary of State and the United States Patent and Trademark Office.

     6.8  No Losses.  Seller agrees that Buyer shall not incur, and that
          ---------
pursuant to Section 12.1 hereof Seller shall indemnify Buyer for, any Losses resulting from any claim by or on behalf of Francotyp Postalia or its successors or assigns in connection with the matters set forth in Section 6.4(d) of the Seller Disclosure Schedule.

     6.9  Neopost Agreement.  Seller and Neopost have entered into that certain
          -----------------
[***]* Agreement, dated as of [***]*, referenced in Section 6.4(d) of the Seller
 ---                           ---
Disclosure Schedule ("Neopost Agreement"). Due to confidentiality obligations imposed upon Seller, Seller has provided Buyer with a redacted version of the Neopost Agreement. The redacted portions of the Neopost Agreement do not have any material effect on the IP Assets or the transactions contemplated by this Agreement.

     6.10  Disclaimer of Warranties.  Except as set forth in this Section 6,
           ------------------------
Seller hereby disclaims any express or implied warranties with any assigned rights hereunder.

SECTION 7.  REPRESENTATIONS AND WARRANTIES OF BUYER.
            ---------------------------------------
     Buyer hereby represents and warrants to Seller, as follows:

     7.1  Organization and Qualification.  Buyer is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has full corporate power and authority to conduct its business as now conducted and to own, use and lease its assets and properties. Buyer is duly qualified, licensed or admitted to do business and is in good standing in each jurisdiction in which the ownership, use, licensing or leasing of its assets and properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for such failures to be so duly

-----------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

qualified, licensed or admitted and in good standing that could not reasonably be expected to have a material adverse effect on the business or condition of Buyer or on the IP Assets.

     7.2  Authority Relative to this Agreement.  Buyer has full corporate power
          ------------------------------------
and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and the Ancillary Agreements to which it is a party and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action by the board of directors of Buyer, and no other action on the part of the board of directors of Buyer is required to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements to which it is a party and the consummation by Buyer of the transactions contemplated hereby and thereby. This Agreement and the Ancillary Agreements to which Buyer is a party have been or will be, as applicable, duly and validly executed and delivered by Buyer and, assuming the due authorization, execution and delivery hereof by the Seller and/or the other parties thereto, constitutes or will constitute, as applicable, a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity.

     7.3  No Conflict.  The execution and delivery by Buyer of this Agreement
          -----------
and any other agreements, instruments and documents to be executed and delivered by Buyer pursuant hereto do not, and the performance and consummation by Buyer of the transactions contemplated hereby and thereby will not, conflict with or result in any breach or violation of or default, termination, forfeiture or Lien under (or upon the failure to give notice or the lapse of time, or both, result in any conflict with, breach or violation of or default, termination, forfeiture or Lien under) any terms or provisions of (i) Buyer's charter documents, each as amended, or (ii) any statute, rule, regulation, judicial or governmental decree, order or judgment, or (iii) any agreement, lease or other instrument to which Buyer is a party or to which Buyer or its assets are subject that, in the case of clauses (ii) or (iii), has or is likely to have a material adverse effect on the business, assets, operations or financial condition of Buyer.

     7.4  No Consent Required.  No consent, authorization, approval, order,
          -------------------
license, certificate or permit or act of or from, or declaration or filing with, any foreign, federal, state, local or other governmental authority or regulatory body or any court or other tribunal or any party to any contract, agreement, instrument, lease or license to which Buyer is a party or to which Buyer or its assets are subject that has or is likely to have a material adverse effect on the business, assets, operations or financial condition of Buyer, is required for the execution, delivery or performance by Buyer of this Agreement or any of the other agreements, instruments and documents being or to be executed and delivered hereunder or in connection herewith or for the consummation of the transactions contemplated hereby.

SECTION 8.  COVENANTS OF THE PARTIES.
            -------------------------

     8.1  Aid to Buyer by Seller.  Seller covenants and agrees that, at Buyer's
          ----------------------
request, Seller shall instruct its then current officers, employees and other individuals under its direction or control, without further consideration, to communicate to Buyer any facts known to it respecting the IP Assets, and shall authorize and request by a separate short-form document executed by Seller that the Commissioner of Patents and Trademarks of the United States and any official of any foreign country whose duty it is to issue patents on applications as described above, to issue all Letters Patent for the Patent Portfolio to Buyer, in accordance with the terms of this Agreement. Seller further covenants and agrees that, at Buyer's request, it shall instruct its then current officers, employees and other individuals under its direction and control to testify in any and all legal proceedings, sign all lawful papers when called upon to do so, execute and deliver any and all papers that may be necessary or desirable to prosecute, defend and perfect the title to the IP Assets in said Buyer, execute all continuation and reissue applications, make all rightful oaths and generally do everything reasonably possible to aid Buyer to obtain and enforce proper protection for the IP Assets in the United States and any foreign country; provided, however that any expense incident to the execution of the foregoing shall be borne by Buyer. For the avoidance of doubt, from and after the Closing Date, Buyer shall be solely responsible for all expenses generally related to
(i) prosecuting or defending any claims or matters before the PTO and any governmental agency or entity which is a domain name registrar regarding the application, extension or continuation for any patent, trademark, domain name or other IP Asset to be transferred to Buyer hereunder; and (ii) maintenance fees, patent fees, trademark fees, registration fees, taxes, annuities and similar fees with regard to any of the IP Assets.

     8.2   Aid to Buyer by Inventors. Seller further covenants and agrees that
           -------------------------
it will, at Buyer's written request, enforce such rights as Seller may have under written agreements with individuals listed as inventors of any invention disclosed in the Patent Portfolio (with the sole exception of [***]*) for
                                                               ---
purposes of causing such inventors to assist in the prosecution and enforcement of the IP Assets pursuant to the terms of such written agreements, provided that Buyer indemnifies Seller against all Losses incurred by Seller in connection therewith.


     8.3   [***]*
            ---

     8.4   No Interference with Domain Names. Seller further covenants and
           ---------------------------------
agrees that it will not interfere with or obstruct in any manner whatsoever Buyer's change of the IP-addresses, or any other use of or changes to the technical or other information pertaining to the Domain Names "estamp.com" and "e-stamp.com" after [***]*.
                     ---

SECTION 9. CONDITIONS TO CLOSING.
           ----------------------

     9.1   Conditions to Obligations of Buyer. The obligations of Buyer to
           ----------------------------------
consummate the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by Buyer:

-----------------
       * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

         (a) Representations and Warranties. Each of the representations and
             ------------------------------
warranties made by Seller in this Agreement shall be true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) when made and on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date.

         (b) Performance. Seller shall have performed and complied with in all
             -----------
material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Seller at or before the Closing.

         (c) No Injunctions or Regulatory Restraints; Illegality. No court of
             ---------------------------------------------------
competent jurisdiction shall have issued any temporary restraining order, preliminary or permanent injunction or other order blocking the Closing or the transactions contemplated hereby, nor shall any governmental or regulatory authority have taken any similar action; nor shall there be by any governmental authority any action taken, or any law or order enacted, entered, enforced or deemed applicable to the transactions contemplated by the terms of this Agreement.

         (d) Third Party Consents. Buyer shall have been furnished with evidence
             --------------------
reasonably satisfactory to it that Seller has obtained any approvals and waivers and all other consents reasonably deemed necessary by Buyer to effect transfer of title to the IP Assets and record such transfer (except for such consents, approvals and waivers the failure of which to receive individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect on Buyer).

         (e) No Material Adverse Change. There shall have occurred no Material
             --------------------------
Adverse Change in the IP Assets since the date hereof.

         (f) Seller IP Assets. Subject to the provisions of Section 6.4(e) of
             ----------------
the Seller Disclosure Schedule, no person shall have (i) commenced, or shall have notified either Party to this Agreement that it intends to commence, any action or proceeding or (ii) provided Seller with notice, in either case which allege(s) that any of the IP Assets infringe or otherwise violate the intellectual property rights of such person, is available for licensing from a potential licensor providing the notice or otherwise alleges that Seller does not otherwise own or have the right to exploit the IP Assets, unless such person shall have withdrawn such notice and abandoned any such action or proceeding prior to the time which otherwise would have been the Closing Date.

         (g) Assignment of Intellectual Property. Buyer shall have received
             -----------------------------------
evidence reasonably satisfactory of transfer to Buyer of the IP Assets as provided in Sections 10.2(a) and 10.2(b).

     9.2 Conditions to Obligations of Seller. The obligations of Seller to
         -----------------------------------
consummate the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by Seller:

         (a) Representations and Warranties. Each of the representations and
             ------------------------------
warranties made by Buyer in this Agreement shall be true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) when made and on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date.

            (b) Performance. Buyer shall have performed and complied with in all
                -----------
material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Buyer at or before the Closing Date.

            (c) No Injunctions or Regulatory Restraints; Illegality. No court of
                ---------------------------------------------------
competent jurisdiction shall have issued any temporary restraining order, preliminary or permanent injunction or other order blocking the Closing or the transactions contemplated hereby, nor shall any governmental or regulatory authority have taken any similar action; nor shall there be by any governmental authority any action taken, or any law or order enacted, entered, enforced or deemed applicable to the transactions contemplated by the terms of this Agreement.

SECTION 10. THE CLOSING.
            -----------

      10.1  The Closing. The closing of the transactions contemplated hereby
            -----------
("the "Closing") shall be held at the offices of Irell & Manella LLP, Suite 900, 1800 Avenue of the Stars, Los Angeles, California at 11:00 a.m. Pacific Time on April 27, 2001 or such other place, time and date as Buyer and Seller may mutually select. The time and date on which the Closing is actually held is referred to herein as the "Closing Date."

      10.2  Seller Deliveries. At the Closing, Seller shall deliver to Buyer the
            -----------------
following:

            (a) Assignments. Assignments with respect to the IP Assets in the forms attached as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9 and
                  -------- ---  ---  ---  ---  ---  ---  ---  ---  ---
other recordable instruments of assignment, transfer and conveyance, in form and substance reasonably satisfactory to Buyer and its counsel, as shall be effective to vest in Buyer all of the right, title and interest of Seller in and to the IP Assets free and clear of all Liens.

            (b) Domain Name Transfers. Executed domain name transfer and
                ---------------------
assignment agreements relating to the Domain Names (including all necessary Network Solutions, Inc. or any other registrar assignment and transfer forms) in form and substance satisfactory to Buyer and its counsel, as shall be effective to vest in Buyer any and all right and interest of Seller in and to the Domain Names free and clear of all Liens.

            (c) Consents. The third party consents contemplated by Section
                --------
9.1(d).

            (d) Limitation on Documentation. With regard to the documentation of
                ---------------------------
Seller described in Sections 1(q)(iv) and 1(t)(iv), Seller shall be obligated to deliver to Buyer only that documentation which, at the Closing, remains in Seller's possession or control, and subject to Seller's obligations under Sections 8.1, 8.2 and 13.7 of this Agreement, Seller shall have no obligation to take any measures to recover from any third person, including former employees of or consultants to Seller, any such documentation which may be in such third person's possession either before or after the Closing.

      10.3  Buyer Delivery. At the Closing, Buyer shall deliver to Seller the
            --------------
following:

            (a) Consideration. The cash consideration contemplated by Section 3,
                -------------
by wire transfer to an account as specified by Seller; provided that such wire transfer shall be initiated only upon Buyer's receipt of all documents specified in Section 10.2 and as otherwise specified in the Agreement.

SECTION 11. SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS.
            -----------------------------------------------------------------

     Notwithstanding any waiver by Buyer or Seller of any condition to Closing set forth in Section 9, each Party shall have the right to rely fully upon the representations, warranties, covenants and agreements of the other Party contained in this Agreement or in any instrument delivered pursuant to this Agreement. All of the representations, warranties, covenants and agreements of Buyer and Seller contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing for a period of three years, provided, however, that if Buyer, before the third anniversary of the Closing, consummates a Merger with an IBIP Vendor or assigns its rights under this Agreement to an IBIP Vendor, then the representations and warranties of Seller under this Agreement shall expire as of immediately prior to such consummation or assignment. For the purposes of this Agreement, the term "Merger" means (i) any merger, consolidation or business combination of Buyer with any other corporation or business entity after which the stockholders of Buyer immediately before such transaction own, immediately after the consummation of such transaction, less than 50% of the equity interests in the surviving entity; or (ii) any sale of all or substantially all of the assets of Buyer in one or a series of related transactions. The date on which representations and warranties of a Party expire hereunder shall be referred to as that Party's "Claims Bar Date."

SECTION 12. INDEMNIFICATION.
            ---------------

       12.1 Agreements to Indemnify.
            -----------------------

            (a) Seller Indemnity. Subject to the terms and conditions of this
                ----------------
Section 12 and Section 15.4, Seller hereby agrees to indemnify, defend and hold Buyer and Buyer's employees, directors, officers and agents (Buyer and such other persons as indemnitees under Section 12, each an "Indemnified Party") harmless from and against any and all Losses suffered, sustained, incurred or required to be paid at any time by any of them, in each case, to the extent such Loss results from (i) the inaccuracy or breach of any representation, warranty, covenant or agreement of Seller made in this Agreement; (ii) any claim by any third party against Buyer based upon acts or omissions of Seller in connection with the Internet Postage Business; (iii) the TransAmerica Lien (as described in
Section 6.4(b)(iv) of the Seller Disclosure Schedule); or (iv) any claim by or on behalf of Francotyp Postalia or its successors or assigns in connection with the matters set forth in Section 6.4(d) of the Seller Disclosure Schedule. Seller, as an indemnitor under this Section 12, shall be referred to as an "Indemnifying Party."

            (b) Buyer Indemnity. Subject to the terms and conditions of this
                ---------------
Section 12 and Section 15.4, Buyer hereby agrees to indemnify, defend and hold Seller and its employees, directors, officers and agents (Seller and such other persons as indemnitees under Section 12, each an "Indemnified Party") harmless from and against all Losses suffered, sustained, incurred or required to be paid by any of them, in each case, to the extent such Loss results from the inaccuracy or breach of any representation, warranty, covenant or agreement of Buyer made in this Agreement. Buyer, as an indemnitor under this Section 12, shall be referred to as an "Indemnifying Party."

         (c) Indemnification Threshold. No claim for indemnification will be
             -------------------------
made by either Party hereunder unless the aggregate of all Losses incurred by such Party otherwise indemnified against hereunder exceeds [***]*, at which such
                                                            ---
time claims may be made for all Losses incurred or sustained.

         (d) Subrogation. Subject to Section 12.2(e), if the Indemnifying Party
             -----------
makes any payment under this Section 12 in respect of any Losses, the Indemnifying Party shall be subrogated, to the extent of such payment, to the rights of the Indemnified Party against any insurer or third party with respect to such Losses; provided, however, that the Indemnifying Party shall not have any rights of subrogation with respect to the other Party hereto or any of its Affiliates or any of its Affiliates' officers, directors, agents or employees. In the event that the Indemnifying Party has or acquires subrogation rights under this Section 12.1(d), the Indemnified Party (i) shall assist the Indemnifying Party as reasonably necessary to secure such rights, and (ii) subject to the Indemnified Party's rights under Section 12.2(b) and the Indemnifying Party's rights under Section 12.2(c), in each case, regarding defense and settlement of indemnity claims, shall do nothing to prejudice such subrogation rights.

     12.2 Conditions of Indemnification. The respective obligations and
          -----------------------------
liabilities of the Indemnifying Party to the Indemnified Party under Section
12.1 shall be subject to the following terms and conditions:

          (a) Notice. Within 15 days after receipt of notice of commencement of
              ------
any action or the assertion of any claim by a third party (but in any event at least ten days preceding the date on which an answer or other pleading must be served in order to prevent a judgment by default in favor of the party asserting the claim), the Indemnified Party shall give the Indemnifying Party written notice thereof together with a copy of such claim, process or other legal pleading, and the Indemnifying Party shall have the right to undertake the defense thereof by representatives of its own choosing that are reasonably satisfactory to the Indemnified Party. Notwithstanding any other provision of this Agreement, no claim for indemnification under this Agreement may be noticed or first asserted against any Indemnifying Party after the passage of such Indemnifying Party's Claims Bar Date.

          (b) Failure to Assume Defense. If the Indemnifying Party, by the
              -------------------------
fifteenth day after receipt of notice of any such claim (or, if earlier, by the fifth day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the Indemnified Party will (upon further notice to the Indemnifying Party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Indemnifying Party; provided, however, that the Indemnified Party shall not settle or compromise such claim without the Indemnifying Party's consent, which consent shall not be unreasonably withheld; and provided further that,

------------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

the Indemnifying Party shall have the right to assume the defense of such claim with counsel of its own choosing at any time prior to settlement, compromise or final determination thereof.

           (c) Claim Adverse to Indemnifying Party. Notwithstanding anything to
               -----------------------------------
the contrary in this Section 12.2, if there is a reasonable probability that a claim may materially adversely affect the Indemnifying Party other than as a result of money damages or other money payments, the Indemnifying Party shall have the right, at its own cost and expense, to compromise or settle such claim, but the Indemnifying Party shall not, without the prior written consent of the Indemnified Party which will not be unreasonably withheld, settle or compromise any claim or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party a release from all liability in respect of such claim.

           (d) Cooperation. In connection with any such indemnification, the
               -----------
Indemnified Party will cooperate in all reasonable requests of the Indemnifying Party.

           (e) Nonassignability. Notwithstanding any other provision of this
               ----------------
Agreement, no claim for indemnification for Losses under this Section 12 may be assigned by any Indemnified Party hereunder to any IBIP Vendor, whether by sale, assignment or otherwise, whether through voluntary or involuntary transfer or transfer by operation of law or otherwise, and any attempt to sell, assign or transfer such claim for indemnification under this Agreement to any IBIP Vendor shall render such claim null and void and discharge the Indemnifying Parties from any liability to the Indemnified Parties thereon.

     12.3  Remedies. Subject to Section 15.4, no remedy conferred on Buyer or
           --------
Seller by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of one or more remedies by Buyer or Seller shall not constitute a waiver of the right to pursue other available remedies.

SECTION 13.  ADDITIONAL AGREEMENTS.
             ---------------------

     13.1  Confidentiality. From the effective date of this Agreement, the
           ---------------
Receiving Party shall hold in confidence and use its reasonable efforts to have all of its employees, agents, representatives and Affiliates hold in confidence this Agreement, all Confidential Information and all related documents and other written material containing information of a confidential nature (including, but not limited to, all intellectual property contained in the IP Assets) of the Disclosing Party, and, except as contemplated by this Agreement, shall not disclose, publish, use or permit others to use the same. Following the Closing, Buyer shall be deemed the Disclosing Party and Seller the Receiving Party, with respect to all Confidential Information contained in and sold to Buyer as part of the IP Assets. Seller shall not disclose, publish, use or permit others to use Confidential Information directly related to the IP Assets that is not contained in and sold to Buyer as part of the IP Assets (the "Retained Confidential Information") without the prior written consent of Buyer, which shall not be unreasonably withheld. Notwithstanding the foregoing and without requiring Buyer's consent, Seller may (i) disclose, publish, use and permit others to use any or all of the Retained Confidential Information solely as reasonably required for Seller to exercise its license rights under Section 4.2 and to sell the E-Stamp Internet Postage Technology to a purchaser as permitted under Section 4.3, and such purchaser may disclose, publish, use and permit others to use any or all of the Retained Confidential Information solely as reasonably required to exercise the license rights granted in Section 4.3 and (ii) sell or assign the source code from its computer software programs [***]* included in the E-Stamp Internet Postage Technology
                   ---
free of any confidentiality restrictions and permit the assignee access to all documentation containing Retained Confidential Information which are related specifically to such software. The restrictions set forth in this Section 13.1 shall not apply to any of the foregoing information (and such information shall not be deemed "Confidential Information") which:

          (a) becomes generally available to the public in any manner or form through no fault of the Receiving Party, or its Associates;

          (b) is disclosed as required by a court or a governmental agency, the rules and regulations of the securities exchange or trading market on which the Receiving Party's securities are listed or admitted to trading and the rules and regulation of the National Association of Securities Dealers, provided that the Receiving Party shall provide the Disclosing Party with advanced written notice of such disclosure as soon as practicable and with the opportunity to review and challenge such disclosure, and further provided that the Receiving Party shall seek confidential treatment of such disclosure when allowed and shall allow the Disclosing Party to initially select portions of such disclosure for redaction when allowed.

          (c) Notwithstanding anything to the contrary herein, the Parties acknowledge and agree that Buyer shall file such notices or registration with the United States Patent and Trademark Office and such other offices throughout the world as are necessary to perfect the assignments to the IP Assets granted to Buyer pursuant to this Agreement as Buyer sees fit through a separate short form document. Seller agrees to sign or otherwise execute all such documents.

     13.2 Press Release. Buyer shall provide Seller with at least one (1)
          -------------
business day advance notice prior to the issuance of the first press release disclosing the acquisition of the IP Assets ("Press Release") and shall further send to Seller by e-mail an advance copy of such press release at least three hours of such press release being finalized. Seller shall have no objection rights to such press release. Seller may issue a press release of similar nature following the issuance of Buyer's press release, but shall not issue a press release or otherwise notify any person or entity of this Agreement or the transactions contemplated hereby prior to such event. Notwithstanding any other provision of this Agreement, Buyer shall issue the Press Release before the commencement of extended hours trading on Monday May 7, 2001, and if Buyer fails to do so, Seller may announce the execution of this Agreement and the transactions contemplated hereby in any report or registration statement filed with the Securities and Exchange Commission.

     13.3 Lahoti Litigation. Seller shall cooperate with Buyer and take all
          -----------------
actions as reasonably necessary to transfer and assign to Buyer all benefits and burdens inuring to

-----------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Seller pertaining to the Lahoti Litigation, provided that Buyer indemnifies Seller against all Losses incurred by Seller in connection therewith.

     13.4 Payment of Expenses. Whether or not the transactions contemplated by
          -------------------
this Agreement are consummated and, except as otherwise may be expressly provided herein, each Party shall pay its own fees, expenses and disbursements and those of its respective agents, representatives, consultants, accountants and counsel incurred in connection with this Agreement and all other costs and expenses incurred in the performance and compliance with all conditions to be performed by such Party under this Agreement.

     13.5 Sales, Transfer and Use Taxes. Seller shall pay all sales, transfer
          -----------------------------
and use taxes arising out of the transfer of the IP Assets.

     13.6 Information Relating to Taxes. Seller shall furnish to Buyer from time
          -----------------------------
to time after the Closing Date any information reasonably requested by Buyer which is in the possession of or reasonably available to Seller to permit Buyer:
(i) to file on a timely basis its federal income tax returns and its estimated federal income tax returns and any other tax returns which may be required by any federal, state, local or foreign tax authority, and (ii) to comply with orders issued by any federal, state, local or foreign governmental authority.

     13.7 Further Assurances. Seller agrees to cooperate fully with Buyer and to
          ------------------
execute such further instruments, documents and agreements and to take such actions as may be reasonably requested by Buyer to evidence and reflect the rights granted herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement. Specifically, Seller will execute and deliver all documents and instruments and take such other actions as Buyer may deem necessary in order to document, obtain, maintain, assign, record, make or prosecute domestic or foreign applications for patents, trademarks, domain names or other related intellectual property protection of the IP Assets, including without limitation a short-form assignment with respect to any of the IP Assets for recordation with the U.S. Patent and Trademark Office, the necessary Network Solutions, Inc. "Registrant Name Change Agreements" pertaining to the Domain Names (and in the event that Network Solutions, Inc. identifies any error in any Registrant Name Change Agreement, Seller shall promptly notify Buyer of the error and rejection by Network Solutions, Inc., and shall complete, execute, properly notarize and deliver to Seller the corrected Registrant Name Change Agreement(s) to replace the incorrect version(s)). In the event that Seller fails to execute any such aforementioned documents or instruments or to take any such actions within three (3) business days after Buyer's request therefor, Seller hereby irrevocably designates and appoints Buyer as Seller's attorney-in-fact to execute and deliver such documents and instruments and take such actions for and in Seller's behalf and stead and to do all other lawfully permitted acts as reasonably necessary to further the prosecution, issuance, and enforcement of patents, trademarks or other rights or protections including in or related to the IP Assets with the same force and effect as if executed and delivered by Seller, which power is coupled with an interest and is therefore irrevocable.

     13.8  No Default.  Seller has entered into a merger agreement with
           ----------
Learn2.com which contemplates the merger of Seller and Learn2.com during the third quarter of 2001. The parties agree that such merger will not cause Seller, by assignment or otherwise, to breach any representation or warranty or default upon any of its covenants or obligations under this Agreement.

SECTION 14. TERM AND TERMINATION.
            --------------------

     14.1   Termination of the Agreement. This Agreement may be terminated at
            ----------------------------
any time prior to the Closing Date:

            (a)  by mutual agreement of Seller and Buyer;

            (b) by Buyer or Seller if: (i) the Closing Date has not occurred before 5:00 p.m. (Pacific Time) on April 30, 2001 (provided, however, that the right to terminate this Agreement under this Section 14.1(b)(i) shall not be available to any Party whose failure to fulfill any obligation hereunder has been the cause of, or resulted in, the failure of the Closing Date to occur on or before such date);

            (c) by Buyer if there shall be any action taken, or any law or order enacted, promulgated or issued or deemed applicable to the Agreement, by any governmental or regulatory authority, which would: (i) prohibit Buyer's ownership or use of all or any of the IP Assets or (ii) compel Buyer to dispose of or hold separate all or any material portion of the IP Assets;

            (d) by Buyer if it is not in material breach of its representations, warranties, covenants and agreements under this Agreement and there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Seller such that the condition to the Closing in Section 9.1(a) will not be satisfied as of the time of such breach, and Seller is not using its reasonable efforts to cure such breach, or has not cured such breach within thirty (30) days, after notice of such breach to Seller (provided, however, that, no cure period shall be required for a breach which by its nature cannot be cured); and

            (e) by Seller if it is not in material breach of its representations, warranties, covenants and agreements under this Agreement and there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Buyer such that the condition to the Closing in Section 9.2(a) will not be satisfied as of the time of such breach, and Buyer is not using its reasonable efforts to cure such breach, or has not cured such breach within thirty (30) days, after notice of such breach to Buyer (provided, however, that no cure period shall be required for a breach which by its nature cannot be cured).

     14.2   Insolvency.  Should Seller: (a) become Insolvent, (b) make an
            ----------
assignment for the benefit of creditors, (c) file or have filed against it a petition in bankruptcy or seeking reorganization which is not dismissed within sixty (60) days, (d) have a receiver appointed to take possession of all or substantially all of the assets of Seller or of any of the IP Assets, (e) institute any proceedings for liquidation or winding up, then Buyer may, at its option and in addition to other rights and remedies it may have under this Agreement or at law or in equity, (x) if any event in clauses (a) through (e) of this paragraph occurs before the Closing, terminate this Agreement immediately by written notice (with the effect set forth in Section 14.3) and all licenses granted hereunder to Seller shall be deemed immediately terminated upon receipt of such notice, or (y) if any event in clauses (a) through (e) of this paragraph occurs on or after the Closing, give written notice of its election to terminate all licenses granted hereunder to Seller and such licenses shall be deemed immediately terminated upon receipt of such notice.

     14.3   Effect of Termination of the Agreement.  In the event of a valid
            --------------------------------------
termination of this Agreement before the Closing, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Buyer or Seller, or their respective officers, directors or stockholders or Affiliates or Associates; provided, however, that each Party shall remain liable for any breaches of this Agreement prior to its termination; and provided further that, the provisions of Sections 13.1, 14.3 and 15 of this Agreement shall remain in full force and effect and survive any termination of this Agreement, in addition to any other provisions that by their terms survive termination and any other provisions of this Agreement to the extent necessary to give meaning and effect to the foregoing Sections.

SECTION 15. GENERAL PROVISIONS.
            ------------------

     15.1   Amendment and Waiver. This Agreement may not be modified, amended or
            --------------------
supplemented other than by an agreement in writing executed by all Parties hereto. No waiver shall be binding unless executed in writing by the Party making the waiver. No waiver of any provisions, breach or default of this Agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

     15.2   Delays or Omissions. It is agreed that no delay or omission to
            -------------------
exercise any right, power or remedy accruing to any Party, upon any breach, default or noncompliance by another Party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character of any breach, default or noncompliance under this Agreement or any waiver of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or otherwise afforded to any Party, shall be cumulative and not alternative.

     15.3   Assignment: Binding Upon Successors and Assigns. Except as expressly
            ------------------------------------------------
permitted otherwise in Sections 5.4(a) and 13.8 hereof, Seller may not assign any of its rights or obligations hereunder (i) without the prior written consent of Buyer, which consent shall not be unreasonably withheld unless Seller proposes such an assignment to an IBIP Vendor, in which case Buyer may withhold its consent in its sole and absolute discretion, and (ii) unless, prior to Seller assigning its rights or obligations under this Agreement, any such assignee agrees in writing to assume all of Seller's obligations hereunder. This Agreement will be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns.

     15.4   Limitation of Liabilities. In no event shall any Party to this
            -------------------------
agreement be liable for any indirect, incidental, consequential, special, or punitive damages of any nature or lost profits, whether such liability is asserted on the basis of contract (including, without limitation, the breach or any termination of this Agreement or any Ancillary Agreement), tort (including negligence or strict liability), or otherwise, in connection with the transactions contemplated by this Agreement or any Ancillary Agreement, even if advised in advance of the possibility of any such Loss. In addition, the liability of a Party arising out of or in connection with this Agreement, including without limitation the liability for all Losses for all Indemnified Parties under Section 12 hereof and any Ancillary Agreement shall in no event exceed [***]*.
                          ---

     15.5   Notices.  All notices, requests, demands and other communications
            -------
required or permitted under this Agreement and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given, made and received (i) on the date when delivered by hand delivery with receipt acknowledged, or (ii) upon the next business day following receipt of telex or telecopy transmission with confirmation of receipt returned to the sender, or
(iii) upon the third day after deposit in the United States mail, registered or certified with postage prepaid, return receipt requested, in each case addressed as set forth below:

            (a)   If to Buyer:
                  -----------

                  Stamps.com Inc.
                  3420 Ocean Park Boulevard,
                  Suite 1040
                  Santa Monica, California 90405
                  Attention: Legal
                  Telephone: (310) 581-7200
                  Telecopy:  (310) 314-8583

                  With a copy to:
                  --------------

                  Irell & Manella LLP
                  1800 Avenue of the Stars, Suite 900
                  Los Angeles, California 90067
                  Attention: Gary Frischling
                  Telephone: (310) 277-1010
                  Telecopy:  (310) 203-7199

            (b)   If to Seller:
                  ------------

                  eStamp Corporation
                  2051 Stierlin Court
                  Mountain View, California  94043
                  Telephone: (650) 919-7500
                  Telecopy:  (650) 919-7867


------------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                  With a copy to:
                  --------------

                  Fenwick & West LLP
                  Two Palo Alto Square
                  Palo Alto, California 94306
                  Attention: Lawrence Granatelli
                  Telephone: (650) 494-0600
                  Telecopy:  (650) 494-1417

Any Party may alter the addresses to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 15.5 for the giving of notice.

     15.6   Incorporation of Schedules and Exhibits. All schedules, exhibits and
            ---------------------------------------
other documents and written information required to be delivered pursuant to this Agreement are incorporated into this Agreement by this reference.

     15.7   Affiliates. Seller agrees that it will ensure that all of its
            ----------
Affiliates are subject to the restrictions to which Seller is subject under this Agreement with respect to the treatment and use of Buyer's Confidential Information, regardless of how such Affiliate acquires such Confidential Information.

     15.8   Independent Contractors. The relationship of the Parties established
            -----------------------
by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either Party the power to direct and control the day-to-day activities of the other, (ii) constitute the Parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow either Party to create or assume any obligation on behalf of the other Party for any purpose whatsoever.

     15.9   Captions.  The captions contained in this Agreement are for
            --------
convenience and reference purposes only and shall not affect in any way the meaning and interpretation of this Agreement.

     15.10  Severability. If any provision of this Agreement, or the application
            ------------
thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties hereto. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of the void or unenforceable provision.

     15.11  Governing Law; Exclusive Jurisdiction and Venue. This Agreement
            -----------------------------------------------
shall be governed by and construed under the laws of the State of California, without reference to conflict of laws principles. Any proceeding arising out of or relating to this Agreement shall be brought and heard only in an appropriate state or federal court located in the County of Los Angeles, California. The Parties hereto waive any and all objections that they may have as to personal jurisdiction or venue in any of the above courts.

     15.12  Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, each of which shall be deemed to be an original and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof shall bear the signatures of all of the Parties indicated as the signatories hereto.

     15.13  Attorneys' Fees. In the event that any action or proceeding
            ---------------
(including proceedings in bankruptcy) is brought by either Party to enforce or interpret any provision, covenant or condition contained in this Agreement, the prevailing Party in such action or proceeding (whether after trial or appeal) shall be entitled to recover from the Party not prevailing its expenses therein, including reasonable attorneys' fees and allowable costs.

     15.14  Joint Work Product.  This Agreement is the joint work product of the
            ------------------
Parties hereto; accordingly, in its interpretation, no inferences will be drawn against either Party based upon its drafting of the provision(s) at issue.

     15.15  No Third Party Beneficiaries. Unless otherwise expressly provided,
            ----------------------------
no provisions of this Agreement are intended or shall be construed to confer upon or give to any person or entity other than Seller and Buyer any rights, remedies or other benefits under or by reason of this Agreement.

     15.16  Further Assurances. Each of the Parties hereto covenants, without
            ------------------
the need for additional consideration, that it and its Affiliates will take such further actions and execute upon request any further documents as may be reasonably required to fully effectuate the terms, conditions and intent of this Agreement and to more fully vest in the other Party and its Affiliates the rights, licenses and other benefits provided to such other Party and its Affiliates hereunder.

     15.17  Entire Agreement. This Agreement, including the schedules and
            ----------------
exhibits hereto, and all Ancillary Agreements contain the entire understanding among the Parties hereto and with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, representations, inducements or conditions, express or implied, oral or written, except as set forth herein and therein. The express terms hereof and thereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     15.18  Delivery by Facsimile.  This Agreement, the agreements referred to
            ---------------------
herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the enforceability of a contract and each such party forever waives any such defense.

                 [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Parties hereto have executed this Asset Purchase Agreement as of the date first above written.

BUYER:                          STAMPS.COM INC.


                                By:
                                   ___________________________
                                    Bruce Coleman
                                    Chief Executive Officer


SELLER:                         E-STAMP CORPORATION




                                By:
                                   ____________________________
                                    Edward Malysz
                                    Vice President, General Counsel and
                                    acting Chief Financial Officer

                       Confidential Disclosure Schedule

Stamps.com, Inc. agrees to furnish supplementally a copy of the foregoing schedule to the SEC upon request.

                                  SCHEDULE A
                                  ----------

                                 Domain Names


1.  EPOSTAGESTAMPS.COM

2.  ESTAMP.COM

3.  E-STAMP.COM

4.  E--STAMP.COM

5.  ESTAMP.NET

6.  E-STAMP.NET

7.  ESTAMP.ORG

8.  E-STAMP.ORG

9.  ESTAMPMETER.COM

10. ESTAMPNOW.COM

11. ESTAMPONLINE.COM

12. ESTAMPS.COM

13. E-STAMPS.NET

14. ESTAMPS.ORG

15. E-STAMPS.ORG

16. ESTAMPS2000.COM

17. E-STAMPS2000.COM

18. ESTAMPSBYEMAIL.COM

19. ESTAMPSBYMAIL.COM

20. ESTAMPSMAIL.COM

21. ESTAMPSNOW.COM

22. E-STAMPSNOW.COM

23. ESTAMPSONLINE.COM

                            (SCHEDULE A, continued)
                             ----------

24.  MYESTAMPS.COM

25.  ONLINESTAMP.COM

26.  ONLINESTAMPS.COM

27.  PCPOSTAGESTAMPS.COM

28.  WEBESTAMP.COM

                                  SCHEDULE B
                                  ----------

                                 IBIP Venders


Pitney Bowes, Inc.
Ascom Mailing Systems
Envelope Manager Software
Francotyp-Postalia AG
KARA Technology
Neopost Online, Inc.
PSI Systems, Inc.

                                  SCHEDULE C
                                  ----------

                               Patent Portfolio


                         UNITED STATES ISSUED PATENTS
                         ----------------------------


Title                                                                 Patent No.
--------------------------------------------------------------------------------
System and Method for Automatically Printing Postage on Mail           5,510,992
--------------------------------------------------------------------------------
System and Method for Storing Postage in a Computer System             5,682,318
--------------------------------------------------------------------------------
System and Method for Automatically Printing Postage on Mail           5,774,886
--------------------------------------------------------------------------------
System and Method for Storing, Retrieving and Automatically            5,606,507
 Printing Postage on Mail
--------------------------------------------------------------------------------
System and Method for Storing, Retrieving and Automatically            5,666,284
 Printing Postage on Mail
--------------------------------------------------------------------------------
System and Method for Registration Using Indicia                       5,825,893
--------------------------------------------------------------------------------
System and Method for Controlling the Dispensing of an                 5,778,076
 Authenticating Indicia
--------------------------------------------------------------------------------
System and Method for Controlling the Dispensing of an                 5,796,834
 Authenticating Indicia
--------------------------------------------------------------------------------
System and Method for Controlling the Storage of Data Within a         5,801,364
 Portable Memory
--------------------------------------------------------------------------------
System and Method for Retrieving Postage Credit Controlled             5,812,991
 with a Portable memory on a Computer Network
--------------------------------------------------------------------------------
System and Method for Generating Personalized Postage Indicia          5,819,240
--------------------------------------------------------------------------------
System and Method for Printing Personalized Postage Indicia            5,717,597
 on Greeting Cards
--------------------------------------------------------------------------------
System and Method for Printing Postage Indicia Directly on             5,801,944
 Documents
--------------------------------------------------------------------------------
Method and System for Electronic Document Certification                5,982,506
--------------------------------------------------------------------------------
Method and System for Electronic Document Certification                6,158,003
--------------------------------------------------------------------------------

                            (SCHEDULE C continued)
                             ----------

--------------------------------------------------------------------------------
Memorabilia Display Case                                               5,603,410
--------------------------------------------------------------------------------
System and Method Remote Postage Metering                              5,822,739
--------------------------------------------------------------------------------
System and Method for Automatic Determination of Postal Item           5,983,209
 Weight by Context
--------------------------------------------------------------------------------
System and Method for Providing Fault Tolerant Transactions Over       6,199,055
 an Unsecured Communication Channel
--------------------------------------------------------------------------------
System and Method for Printing Multiple Postage Indicia                6,208,980
--------------------------------------------------------------------------------
Stampless Envelope--Design                                              D384,098
--------------------------------------------------------------------------------
Stampless Envelope with Enlarged Window--Design                         D380,007
--------------------------------------------------------------------------------
Display Box--Design                                                     D376,710
--------------------------------------------------------------------------------
Stampless Envelope--Design                                              D395,333
--------------------------------------------------------------------------------
Stampless Envelope--Design                                              D414,511
--------------------------------------------------------------------------------
Front Surface of a Stampless Envelope--Design                           D421,048
--------------------------------------------------------------------------------
Front Surface of a Stampless Envelope--Design                           D434,438
--------------------------------------------------------------------------------
Stampless Envelope--Design                                              D386,783
--------------------------------------------------------------------------------
Stampless Envelope--Design                                              D386,204
--------------------------------------------------------------------------------
Window Portion of a Stampless Envelope--Design                          D405,111
--------------------------------------------------------------------------------
Window Portion of a Stampless Envelope--Design                          D405,112
--------------------------------------------------------------------------------

                            (SCHEDULE C, continued)
                             ----------

                   UNITED STATES PENDING PATENT APPLICATIONS
                   -----------------------------------------

[***]*
 ---











---------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                            (SCHEDULE C, continued)
                             ----------

                             FOREIGN ISSUED PATENTS
                             ----------------------

--------------------------------------------------------------------------------
Country             No.           Title
--------------------------------------------------------------------------------
Australia           707840        System and Method for Retrieving, Selecting
                                  and Printing Postage Indicia on Documents
--------------------------------------------------------------------------------
Canada              77242         Stampless Envelope--Design-Canada
--------------------------------------------------------------------------------
Canada              77243         Stampless Envelope--Design-Canada
--------------------------------------------------------------------------------
Canada              77244         Stampless Envelope--Design-Canada
--------------------------------------------------------------------------------
Germany             M9408938.8    Stampless Envelope--Design-Germany
--------------------------------------------------------------------------------
Great Britain       2300151       Storing, Retrieving and Automatically Printing
                                  Postage on Mail
--------------------------------------------------------------------------------
Great Britain       2316362       Storing, Retrieving and Automatically Printing
                                  Postage on Mail
--------------------------------------------------------------------------------
Great Britain       2043298       Stampless Envelope--Design-Great Britain
--------------------------------------------------------------------------------
Great Britain       2049990       Stampless Envelope--Design-Great Britain
--------------------------------------------------------------------------------
Great Britain       2049989       Stampless Envelope--Design-Great Britain
--------------------------------------------------------------------------------

                            (SCHEDULE C, continued)
                             ----------

                      FOREIGN PENDING PATENT APPLICATIONS
                      -----------------------------------

---------------
[***]*
---------------









-------------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                  SCHEDULE D
                                  ----------

                                  Trademarks

--------------------------------------------------------------------------------
                                 UNITED STATES
--------------------------------------------------------------------------------
Mark                             Application No.            Registration No.
--------------------------------------------------------------------------------
E & Design                       75/257,017                 2,279,750
--------------------------------------------------------------------------------
E & Design                       75/602,096
--------------------------------------------------------------------------------
E-STAMP                          74/475,757                 2,152,671
--------------------------------------------------------------------------------
E-STAMP                          75/602,095
--------------------------------------------------------------------------------
E-STAMP INTERNET POSTAGE         75/603,999
--------------------------------------------------------------------------------
E-STAMP INTERNET POSTAGE         75/408,910
--------------------------------------------------------------------------------
E-STAMP.COM                      75/563,137
--------------------------------------------------------------------------------
E-STAMP.COM                      75/602,097
--------------------------------------------------------------------------------
THE INTERNET POSTAGE COMPANY     75/602,094
--------------------------------------------------------------------------------
THE INTERNET POSTAGE COMPANY     75/602,092
--------------------------------------------------------------------------------

                                  CALIFORNIA

--------------------------------------------------------------------------------
Mark                             Application No.            Registration No.
--------------------------------------------------------------------------------
E-STAMP.COM                      N/A                        51010
--------------------------------------------------------------------------------
E-STAMP.COM                      N/A                        104948
--------------------------------------------------------------------------------

                                   ARGENTINA

--------------------------------------------------------------------------------
Mark                             Application No.            Registration No.
--------------------------------------------------------------------------------
E-STAMP                          2023438                    1707082
--------------------------------------------------------------------------------

                                   AUSTRALIA

--------------------------------------------------------------------------------
Mark                             Application No.            Registration No.
--------------------------------------------------------------------------------
E & Design                       735561                     735561
--------------------------------------------------------------------------------
E & Design                       796828                     796828
--------------------------------------------------------------------------------
E-STAMP                          796827
--------------------------------------------------------------------------------
E-STAMP                          703164                     703164
--------------------------------------------------------------------------------
E-STAMP INTERNET POSTAGE         764571                     764571
--------------------------------------------------------------------------------
ESTAMP                           759833                     759833
--------------------------------------------------------------------------------
ESTAMP ELECTRONIC POSTAGE &      711341                     711341
Design
--------------------------------------------------------------------------------

                                    BRAZIL

--------------------------------------------------------------------------------
Mark                             Application No.            Registration No.
--------------------------------------------------------------------------------
E & Design                       819977357
--------------------------------------------------------------------------------
E-STAMP                          819314854                  819314854
--------------------------------------------------------------------------------

                                    CANADA

--------------------------------------------------------------------------------
Mark                             Application No.            Registration No.
--------------------------------------------------------------------------------
E & Design                       1018445
--------------------------------------------------------------------------------
E & Design                       844618
--------------------------------------------------------------------------------
E-STAMP                          1018444
--------------------------------------------------------------------------------

                            (SCHEDULE D, continued)

--------------------------------------------------------------------------------
E-STAMP                      805206
--------------------------------------------------------------------------------
E-STAMP.COM                  1010964
--------------------------------------------------------------------------------
ESTAMP                       875,256
--------------------------------------------------------------------------------

                                     CHILE

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      337669                           478442
--------------------------------------------------------------------------------

                                     CHINA

--------------------------------------------------------------------------------
E & Design                   970050612                        1209087
--------------------------------------------------------------------------------
E-STAMP                      960036782                        1348722
--------------------------------------------------------------------------------
ESTAMP ELECTRONIC            960087879                        1108507
POSTAGE & Design
--------------------------------------------------------------------------------

                                CZECH REPUBLIC

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      O-108909-96                      202.989
--------------------------------------------------------------------------------

                              EUROPEAN COMMUNITY

--------------------------------------------------------------------------------
E & Design                   517987                           517987
--------------------------------------------------------------------------------
E-STAMP                      33530                            33530
--------------------------------------------------------------------------------
E-STAMP INTERNET POSTAGE     848457                           848457
--------------------------------------------------------------------------------
E-STAMP.COM                  1127687
--------------------------------------------------------------------------------

                                   HONG KONG

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      2420/96                          5966/97
--------------------------------------------------------------------------------

                                    HUNGARY

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      M 96 00749                       146309
--------------------------------------------------------------------------------

                                   INDONESIA

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      D96/5566                         375767
--------------------------------------------------------------------------------

                                    ISRAEL

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      103711                           103711
--------------------------------------------------------------------------------

                                     INDIA

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      700573
--------------------------------------------------------------------------------

                                     JAPAN

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E & Design                   115,998/97                       4,332,078
--------------------------------------------------------------------------------
E-STAMP INTERNET POSTAGE     49,167/98                        4,366,488
--------------------------------------------------------------------------------

                                    MEXICO

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E & Design                   294945                           557169
--------------------------------------------------------------------------------

                            (SCHEDULE D, continued)

--------------------------------------------------------------------------------
E-STAMP                      256013                           657290
--------------------------------------------------------------------------------
ESTAMP ELECTRONIC
POSTAGE & Design             266596                           534428
--------------------------------------------------------------------------------

                                   MALAYSIA

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      96/02841                         96002841
--------------------------------------------------------------------------------

                                    NORWAY

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      961361                           182157
--------------------------------------------------------------------------------

                                  NEW ZEALAND

--------------------------------------------------------------------------------
E & Design                   310890                           310890
--------------------------------------------------------------------------------
E & Design                   310889                           310889
--------------------------------------------------------------------------------
E-STAMP                      310888                           310888
--------------------------------------------------------------------------------
E-STAMP                      259265                           259265
--------------------------------------------------------------------------------
E-STAMP.COM                  307426                           307426
--------------------------------------------------------------------------------
E-STAMP.COM                  307425                           307425
--------------------------------------------------------------------------------
ESTAMP ELECTRONIC
POSTAGE & Design             263866                           B263866
--------------------------------------------------------------------------------

                                 PHILIPPINES

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      107543
--------------------------------------------------------------------------------

                                    POLAND

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      Z-156938                         106839
--------------------------------------------------------------------------------

                                    ROMANIA

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      38721                            27559
--------------------------------------------------------------------------------

                              RUSSIAN FEDERATION

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E & Design                   97707375                         167515
--------------------------------------------------------------------------------
E-STAMP                      96702706                         154827
--------------------------------------------------------------------------------
ESTAMP ELECTRONIC
POSTAGE & Design             96708428                         159387
--------------------------------------------------------------------------------

                                 SAUDI ARABIA

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      34155                            409/87
--------------------------------------------------------------------------------

                                   SINGAPORE

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E & Design                   5522/97                          T97/05522E
--------------------------------------------------------------------------------
E-STAMP                      1837/96                          T96/01837G
--------------------------------------------------------------------------------

                                 SOUTH AFRICA

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      96/02518                         96/02518
--------------------------------------------------------------------------------

                                  SOUTH KOREA

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------

                            (SCHEDULE D, continued)

--------------------------------------------------------------------------------
E & Design                   97-21481                         414681
--------------------------------------------------------------------------------
E-STAMP                      96-9249                          378864
--------------------------------------------------------------------------------

                                  SWITZERLAND

--------------------------------------------------------------------------------
E & Design                   3690/1997                        446318
--------------------------------------------------------------------------------
E-STAMP                      1542/1996                        437296
--------------------------------------------------------------------------------

                                   THAILAND

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      304710                           KOR59765
--------------------------------------------------------------------------------

                                    TURKEY

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      96/4310                          182044
--------------------------------------------------------------------------------

                                    TAIWAN

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E & Design                   86023515                         00855286
--------------------------------------------------------------------------------
E-STAMP                      85-9204                          00755569
--------------------------------------------------------------------------------

                                  YUGOSLAVIA

--------------------------------------------------------------------------------
Mark                         Application No.                  Registration No.
--------------------------------------------------------------------------------
E-STAMP                      Z-340/96                         41602
--------------------------------------------------------------------------------

                                  Exhibit A-1
                                  -----------


                             TRADEMARK ASSIGNMENT
                             --------------------

     This TRADEMARK ASSIGNMENT (this "Assignment") is entered into by ESTAMP CORPORATION, a Delaware corporation, having a place of business located at 2051 Stierlin Court, Mountain View, California 94043 ("Assignor"), as assignor, in favor of STAMPS.COM INC., a Delaware corporation having a place of business located at 3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California 90405 ("Assignee"), as assignee, with reference to the following facts and circumstances:

     Assignor and Assignee have entered into that certain Asset Purchase Agreement dated _________________ (the "Asset Purchase Agreement"), which, along with the promises contained herein, constitute mutual consideration for the promises herein;

     Assignor is the owner of the trademark registrations and applications for registration in the United States (the "Trademarks") as shown on the attached Exhibit A.

     WHEREAS, Assignee desires to acquire all right, title and interest in and to the Trademarks and related rights.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby assign and transfer unto Assignee all right, title and interest of Assignor in and to the Trademarks, together with the goodwill of the business symbolized by the marks, as well as its entire right, title and interest in and to all State registrations of the marks heretofore granted or applied for, any and all common law rights to the Trademarks in the United States and any state thereof, and any and all claims and demands it may have either at law or in equity arising out of any past infringements.

     Assignor does hereby expressly agree that Assignee may singly, and without assistance or consent from Assignor, undertake procedures to record the transfer of the Trademarks to Assignee in the United States Patent and Trademark Office.

     In testimony whereof, Assignor has caused this Assignment to be executed by its officer(s) thereunto duly authorized.

                              ASSIGNOR

                              ESTAMP CORPORATION

Dated: ________________       By: _________________________
                                  [Name]
                                  [Title]

STATE OF       )
COUNTY OF      )

On _______________________, before me,                         , Notary Public,
personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

_____________________________
Notary Public

                       EXHIBIT A TO TRADEMARK ASSIGNMENT

                                  Trademarks

                                 UNITED STATES

--------------------------------------------------------------------------------
Mark                             Application No.         Registration No.
--------------------------------------------------------------------------------
E & Design                       75/257,017              2,279,750
--------------------------------------------------------------------------------
E & Design                       75/602,096
--------------------------------------------------------------------------------
E-STAMP                          74/475,757              2,152,671
--------------------------------------------------------------------------------
E-STAMP                          75/602,095
--------------------------------------------------------------------------------
E-STAMP INTERNET POSTAGE         75/603,999
--------------------------------------------------------------------------------
E-STAMP INTERNET POSTAGE         75/408,910
--------------------------------------------------------------------------------
E-STAMP.COM                      75/563,137
--------------------------------------------------------------------------------
E-STAMP.COM                      75/602,097
--------------------------------------------------------------------------------
THE INTERNET POSTAGE COMPANY     75/602,094
--------------------------------------------------------------------------------
THE INTERNET POSTAGE COMPANY     75/602,092
--------------------------------------------------------------------------------

                                  CALIFORNIA

--------------------------------------------------------------------------------
Mark                             Application No.         Registration No.
--------------------------------------------------------------------------------
E-STAMP.COM                      N/A                     51010
--------------------------------------------------------------------------------
E-STAMP.COM                      N/A                     104948
--------------------------------------------------------------------------------

                                  Exhibit A-2
                                  -----------


                               PATENT ASSIGNMENT
                               -----------------

     This PATENT ASSIGNMENT (this "Assignment") is entered into is entered into by eStamp Corporation, a Delaware corporation, having a place of business located at 2051 Stierlin Court, Mountain View, California 94043 ("Assignor"), as assignor, in favor of Stamps.com Inc., a Delaware corporation having a place of business located at 3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California 90405 ("Assignee"), as assignee, with reference to the following facts and circumstances:

     Assignor and Assignee have entered into that certain Asset Purchase Agreement dated _________________ (the "Asset Purchase Agreement"), which, along with the promises contained herein, constitute mutual consideration for the promises herein;

     Assignor is the sole and exclusive owner of the Letters Patents and applications in the United States (hereinafter the "Patents") as shown on the attached Exhibit A.

     Assignee desires to acquire, and Assignor desires to assign, Assignor's right, title and interest in, to and under the Patents.

     NOW, THEREFORE, to all whom it may concern, be it known that for good and valuable consideration the receipt and adequacy of which is hereby acknowledged, Assignor has sold, assigned, transferred and set over, and does hereby sell, assign, transfer and set over to Assignee the Patents listed in Exhibit A attached hereto, together with any reissue or reissues of the Patents to the end of the term or terms for which the Patents are granted or may be reissued as fully and entirely as the same would have been held and enjoyed by Assignor if this assignment and sale had not been made; together with all claims for damages by reason of past infringement of the Patents, with the right to sue for, and collect the same for Assignee's own use and benefit and for the use and benefit of Assignee's successors, assigns or other legal representatives.

     Assignor further warrants that it has not executed, and will not execute, any agreements in conflict with or inconsistent with this assignment.

     In testimony whereof, Assignor has caused this Assignment to be executed by its officer(s) thereunto duly authorized.

                                         ASSIGNOR
                                         ESTAMP CORPORATION

Dated: ________________                  By: _________________________
                                             [Name]
                                             [Title]

STATE OF       )

COUNTY OF      )

On _______________________, before me,                         , Notary Public,
personally appeared _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

______________________________
Notary Public

                        EXHIBIT A TO PATENT ASSIGNMENT

                         UNITED STATES ISSUED PATENTS
                         ----------------------------

--------------------------------------------------------------------------------
Title                                                            Patent No.
--------------------------------------------------------------------------------
System and Method for Automatically Printing Postage on          5,510,992
 Mail
--------------------------------------------------------------------------------
System and Method for Storing Postage in a Computer System       5,682,318
--------------------------------------------------------------------------------
System and Method for Automatically Printing Postage on          5,774,886
 Mail
--------------------------------------------------------------------------------
System and Method for Storing, Retrieving and                    5,606,507
 Automatically Printing Postage on Mail
--------------------------------------------------------------------------------
System and Method for Storing, Retrieving and                    5,666,284
 Automatically Printing Postage on Mail
--------------------------------------------------------------------------------
System and Method for Registration Using Indicia                 5,825,893
--------------------------------------------------------------------------------
System and Method for Controlling the Dispensing of an           5,778,076
 Authenticating Indicia
--------------------------------------------------------------------------------
System and Method for Controlling the Dispensing of an           5,796,834
 Authenticating Indicia
--------------------------------------------------------------------------------
System and Method for Controlling the Storage of Data            5,801,364
 Within a Portable Memory
--------------------------------------------------------------------------------
System and Method for Retrieving Postage Credit                  5,812,991
 Controlled with a Portable memory on a Computer Network
--------------------------------------------------------------------------------
System and Method for Generating Personalized Postage            5,819,240
 Indicia
--------------------------------------------------------------------------------
System and Method for Printing Personalized Postage              5,717,597
 Indicia on Greeting Cards
--------------------------------------------------------------------------------
System and Method for Printing Postage Indicia Directly          5,801,944
 on Documents
--------------------------------------------------------------------------------
Method and System for Electronic Document Certification          5,982,506
--------------------------------------------------------------------------------
Method and System for Electronic Document Certification          6,158,003
--------------------------------------------------------------------------------
Memorabilia Display Case                                         5,603,410
--------------------------------------------------------------------------------
System and Method Remote Postage Metering                        5,822,739
--------------------------------------------------------------------------------
System and Method for Automatic Determination of Postal          5,983,209
 Item Weight by Context
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Title                                                            Patent No.
--------------------------------------------------------------------------------
System and Method for Providing Fault Tolerant                   6,199,055
 Transactions Over an Unsecured Communication Channel
--------------------------------------------------------------------------------
System and Method for Printing Multiple Postage Indicia          6,208,980
--------------------------------------------------------------------------------
Stampless Envelope--Design                                       D384,098
--------------------------------------------------------------------------------
Stampless Envelope with Enlarged Window--Design                  D380,007
--------------------------------------------------------------------------------
Display Box--Design                                              D376,710
--------------------------------------------------------------------------------
Stampless Envelope--Design                                       D395,333
--------------------------------------------------------------------------------
Stampless Envelope--Design                                       D414,511
--------------------------------------------------------------------------------
Front Surface of a Stampless Envelope--Design                    D421,048
--------------------------------------------------------------------------------
Front Surface of a Stampless Envelope--Design                    D434,438
--------------------------------------------------------------------------------
Stampless Envelope--Design                                       D386,783
--------------------------------------------------------------------------------
Stampless Envelope--Design                                       D386,204
--------------------------------------------------------------------------------
Window Portion of a Stampless Envelope--Design                   D405,111
--------------------------------------------------------------------------------
Window Portion of a Stampless Envelope--Design                   D405,112
--------------------------------------------------------------------------------

                   UNITED STATES PENDING PATENT APPLICATIONS
                   -----------------------------------------



---------------
[***]*
---------------












-------------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                  Exhibit A-3
                                  -----------

                             DOMAIN NAME ASSIGNMENT
                             ----------------------

     This DOMAIN NAME ASSIGNMENT (this "Assignment") is entered into by ESTAMP CORPORATION, a Delaware corporation, having a place of business located at 2051 Stierlin Court, Mountain View, California 94043 ("Assignor"), as assignor, in favor of STAMPS.COM INC., a Delaware corporation having a place of business located at 3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California 90405 ("Assignee"), as assignee, with reference to the following facts and circumstances:

     WHEREAS, Assignor and Assignee have entered into that certain Asset Purchase Agreement dated _________________ (the "Asset Purchase Agreement"), which, along with the promises contained herein, constitute mutual consideration for the promises herein;

     WHEREAS, Assignor is the registrant of the registered Domain Names (the "Domain Names") as shown on the attached Exhibit A.

     WHEREAS, Assignee desires to acquire any and all right and interest in and to the Domain Names and related rights.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby assign and transfer unto Assignee any and all right and interest of Assignor in and to the Domain Names, together with the goodwill of the business symbolized by the Domain Names, as well as Assignor's entire right, title and interest in and to all federal and state trade and service mark registrations of the Domain Names heretofore granted or applied for, and any and all common law rights to the Domain Names throughout the world, and any and all claims and demands it may have either at law or in equity arising out of any past infringements and uses of the Domain Names.

     Assignor does hereby expressly agree that procedures be taken with an appropriate domain name registrar (such as Network Solutions, Inc.) by Assignee, with assistance as necessary from Assignor, to execute the transfer of the Domain Names to Assignee.

     In testimony whereof, Assignor has caused this Assignment to be executed by its officer(s) thereunto duly authorized.


                              ASSIGNOR

                              ESTAMP CORPORATION

Dated: ________________       By: _________________________
                                  [Name]
                                  [Title]

STATE OF       )
               )
COUNTY OF      )


On _______________________, before me,                         , Notary Public,
personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

_____________________________
Notary Public

                       EXHIBIT A TO DOMAIN NAME ASSIGNMEN


                                  Domain Names


1.  EPOSTAGESTAMPS.COM

2.  ESTAMP.COM

3.  E-STAMP.COM

4.  E--STAMP.COM

5.  ESTAMP.NET

6.  E-STAMP.NET

7.  ESTAMP.ORG

8.  E-STAMP.ORG

9.  ESTAMPMETER.COM

10.  ESTAMPNOW.COM

11.  ESTAMPONLINE.COM

12.  ESTAMPS.COM

13.  E-STAMPS.NET

14.  ESTAMPS.ORG

15.  E-STAMPS.ORG

16.  ESTAMPS2000.COM

17.  E-STAMPS2000.COM

18.  ESTAMPSBYEMAIL.COM

19.  ESTAMPSBYMAIL.COM

20.  ESTAMPSMAIL.COM

21.  ESTAMPSNOW.COM

22.  E-STAMPSNOW.COM

23.  ESTAMPSONLINE.COM

24.  MYESTAMPS.COM

25.  ONLINESTAMP.COM

26.  ONLINESTAMPS.COM

27.  PCPOSTAGESTAMPS.COM

28.  WEBESTAMP.COM

                                  Exhibit A-4
                                  -----------

                               DEED OF ASSIGNMENT
                               ------------------


THIS DEED OF ASSIGNMENT is made the __ day of _______, 2001

BETWEEN: ESTAMP CORPORATION, a Delaware corporation, having a place of business located at 2051 Stierlin Court, Mountain View, California 94043, United States of America, (hereinafter referred to as "the Assignor") of the first part

AND: STAMPS.COM INC., a Delaware corporation, having a place of business located at 3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California 90405, United States of America, (hereinafter referred to as "the Assignee") of the second part.

WHEREAS:

A. The Assignor is the owner of Australian patents and applications listed in the Schedule below (hereinafter referred to as "the Patents") and is the owner of inventions which are the subject of the Patents (hereinafter referred to as "the Inventions").

B. The Assignor is desirous of assigning to the Assignee and the Assignee is desirous of acquiring from the Assignor all its right, title and interest in the Patents in the Commonwealth of Australia.

NOW THIS DEED WITNESSETH as follows:

1. The Assignor hereby assigns to the Assignee absolutely all its right, title and interest in the Patents in the Commonwealth of Australia, including but not limited to the right, either then existing or at any time in the future, to make application for and obtain patents in the Commonwealth of Australia in respect of the Inventions, specifically including the right to file applications for patents, and claim priority, based on any of the Patents.

SCHEDULE:

1. Registration No. 707840 - System and Method for Retrieving, Selecting and Printing Postage Indicia on Documents

2.   [***]*
      ---


3.   [***]*
      ---


IN WITNESS WHEREOF the parties have executed this Deed on the day and year first hereinbefore written.





                                              By: ____________________________
                                                  Name (printed):
                                                  Position held:
Attest: ______________________________
        Name (printed):
        Position held:





                                              By: ____________________________
                                                  Name (printed):
                                                  Position held:
Attest: ______________________________
        Name (printed):
        Position held:






-------------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                  Exhibit A-5
                                  -----------

                    CANADIAN DESIGN REGISTRATION ASSIGNMENT
                    ---------------------------------------

     The undersigned, ESTAMP CORPORATION, a company incorporated under the laws of the state of Delaware in the United States of America, whose full post office address is 2051 Stierlin Court, Mountain View, California 94043, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, transfer and assign to STAMPS.COM INC., a company incorporated under the laws of the state of Delaware in the United States of America, whose full post office address is 3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California 90405, all its entire right, title and interest in and to the following Canadian industrial design applications and registrations:


Registration No.          Title
----------------          -----
77242                     Stampless Envelope----Design-Canada

77243                     Stampless Envelope----Design-Canada

77244                     Stampless Envelope----Design-Canada


the same to be held and enjoyed by the said ASSIGNEE to the full end of term thereof for which the said industrial design applications or registrations are granted, as fully and entirely as the same could have been held and enjoyed by it if this assignment and sale had not been made.


SIGNED at __________________________ this _____ day of ________________, 2001.

                                    ESTAMP CORPORATION

                                    By:________________________________
                                           (Signature of Officer)

                                    Name:______________________________

                                    Title:_____________________________


                            DECLARATION OF WITNESS
                            ----------------------

     I, __________________________, hereby declare that I was personally present and did see ____________________________ duly sign and execute the foregoing assignment.



                              _____________________________________
                                   (Signature of Witness)

                              Name:__________________________________

                              Address:_______________________________

                                      _______________________________

                                  Exhibit A-6
                                  -----------

               UBERTRAGUNGSERKLARUNG - DECLARATION OF ASSIGNMENT
               --------------------------------------------------

    fur Patente, Gebrauchsmuster, Marken, deren Anmeldungen sowie IR-Marken for Patents, Utility Model Rights, Trademarks, their applications and
                           International Trademarks


Der Unterzeichner
I/We the undersigned

     ESTAMP CORPORATION
     2051 Stierlin Court
     Mountain View, California 94043
     United States of America


Inhaber der deutschen Patente und Patentanmeldungen mit der(n) Nummer(n). owner of the following German patent(s) and patent application(s) no(s):

[***]*
 ---


ubertragt hiermit das vorgenannte Schutzrecht mit allen Rechten und Pflichten auf herewith assigns the protective right with all rights and duties to

                                STAMPS.COM INC.
                                3420 Ocean Park Boulevard
                                Suite 1040
                                Santa Monica, California 90405
                                United States of America


und erklart sich mit der Umschreibung auf die Erwerberin einverstanden. and agrees that to the recordation of the assignment in the Patent Office.


Ort/Datum:
Place/Date:



               Unterschrift der Abtretenden / Signature of the Assignor

               ________________________________________________________


-------------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Bitte den Namen des Unterzeichners mit Schreibmaschine wiederholen. Bei juristischen Personen ist die Stellung des Unterschriftsberechtigten innerhalb der Gesellschaft anzugeben.

Please type name under signature. In case of legal persons the official capacity of the signer within the company has to be indicated, e.g. "President", "Director", "Company Secretary")

                                  Exhibit A-7
                                  -----------

                                  ASSIGNMENT
                                  ----------

THIS ASSIGNMENT made the __ day of April 2001 BETWEEN ESTAMP CORPORATION, of 2051 Stierlin Court, Mountain View, California 94043, United States of America, (hereinafter called ESTAMP) and STAMPS.COM INC., of 3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California 90405, United States of America, (hereinafter called STAMPS.COM).

WHEREAS:   1.  [***]*
                ---

          2. ESTAMP is the registered proprietor of British Patents Nos. 2300151; 2316362; 2043298; 2049990; and 2049989;

          3. STAMPS.COM is desirous of acquiring the said British Patent Application and the said British Patents from ESTAMP; and

          4. ESTAMP is agreeable to assigning the said British Patent Application and the said British Patents to STAMPS.COM.

NOW THEREFORE THIS ASSIGNMENT WITNESSETH THAT for good and valuable consideration paid to ESTAMP by STAMPS.COM, the receipt and adequacy of which is hereby acknowledged, ESTAMP does hereby assign and transfer unto STAMPS.COM all their entire right title and interest in and to [***]* aforesaid and any and all
                                                 ---
patents granted thereon and in and to British Patents Nos. 2300151, 2316362, 2043298, 2049990, and 2049989 aforesaid and all rights of action powers and benefits therein belonging or accrued, including the right to sue for past infringement, TO BE HELD by STAMPS.COM absolutely.

IN WITNESS WHEREOF the parties hereto have executed these presents the day and date hereinabove written.



    ESTAMP Corporation                             STAMPS.COM Inc.


by: .........................                  by: .........................
    President/Chief Executive                      President/Chief Executive



-------------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                  Exhibit A-8
                                  -----------

                          JAPANESE PATENT ASSIGNMENT
                          --------------------------


Japanese Patent Application Nos.:

          [***]*
           ---

          [***]*
           ---

          [***]*
           ---


     To all whom it may concern: Be it known that we have assigned the right to obtain patent in the above identified applications.

     Dated this ___day of April, 2001

     Assignor:  ESTAMP CORPORATION
                2051 Stierlin Court
                Mountain View, California 94043
                United States of America

                         __________________________________________  Sign
                         (                                         ) Type

     Assignee:  STAMPS.COM INC.
                3420 Ocean Park Boulevard
                Suite 1040
                Santa Monica, California 90405
                United States of America

                         __________________________________________  Sign
                         (                                         ) Type



-------------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                  Exhibit A-9
                                  -----------

                           MEXICAN PATENT ASSIGNMENT
                           -------------------------

      CESION DE DERECHOS                                    ASSIGNMENT OF RIGHTS
Sepan todos por la presente que                     Be it known by all those present that:
                                                    ESTAMP CORPORATION

domiciliado(s) en:                                  whose address is at:
                                                    2051 Stierlin Court
                                                    Mountain View, California 94043
                                                    United States of America

de nacionalidad                                      a company incorporated under the laws of the state
                                                     of Delaware in the United States of America

declara(n) que cede(n), vende(n), traspasa(n) en     declare(s) that assign(s), sell(s) and transfer(s)
toda propiedad y dominio a:                          in whole ownership and dominion to:

                                                     STAMPS.COM INC.
Domiciliada en:                                      whose address is at:
                                                     3420 Ocean Park Boulevard
                                                     Suite 1040
                                                     Santa Monica, California 90405
                                                     United States of America

por la cantidad de $       moneda mexicana, la       for the amount of $
____________ arriba referida, asi como todos los     Mexican currency, [***]* referred to, as well as
derechos que a ella correspondan, sin excepcion      all the rights there of without any exception at
alguna, pudiendo por consiguiente desde hoy          all, so that consequently, as of today he (they)
considerarse como duena de ella explotarla y         can be considered as the sole owner(s) of the same
disponer de la misma como mejor conviniere a sus     to exploit and dispose of it as deemed best to his
intereses, sin que pudiera haber reclamo             interests without being entitled to subsequently
ulterior de su parte, en ninguna forma ni en         filing any claim on his (their) part in no way
ningun momento.                                      whatsoever nor at any time.

Por su parte, la cesionaria acepta la                On his part, the assignee accepts the Assignment
transferencia de derechos que se hacen a su          of the rights which is made in his favor and
favor y por la presente nombra, como sus             hereby appoints his Attorneys, __________________,
apoderados a los Sres____________________, para      so that they can jointly or separately and in his
que conjunta o separadamente, y en su nombre y       name and behalf, carry on all the necessary
representacion, gestionen ante las Autoridades       procedures before the acting Mexican Authorities
Mexicanas correspondientes el registro de la         for the corresponding recording of the ASSIGNMENT
TRANSMISION DE DERECHOS correspondiente, y la        OF RIGHTS and in order to obtain the corresponding
comunicacion respectiva.                             resolution.

Firmado lo anterior en:                              Signed in (date and place):

           CESIONARIA (Assignee)                                     CEDENTE (Assignor(s))

      --------------------------------                         --------------------------------

-------------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                             Testigos (Witnesses)

           -------------------------       --------------------------

The signatures of the assignor and the assignee must be notarized with an apostille.
    Please include names and domiciles of witnesses under their signatures

                                 Exhibit A-10
                                 ------------


                                    [***]*

-----------------
     * Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.